Exhibit 16(b)

Global Personal Investments Policy

October 30, 2025

Global Personal Investments Policy

Effective Date: October 30, 2025

1.	Introduction

Employees are required to place the interests of our clients first and avoid transactions, activities and relationships that might interfere or appear to interfere with making decisions in the best interests of clients of BlackRock. The Global Personal Investments Policy (the “Policy”) sets forth general rules that employees must adhere to with respect to personal trading and investment activities. Employees’ personal trading and investment activities must not result in (i) any conflict of interest between employees and the firm’s duty to its clients or otherwise appear improper; (ii) misuse of insider or confidential information; (iii) adverse impact to market integrity such that it amounts to market abuse; (iv) constitutes a breach of applicable regulatory and/or legal requirements1. Therefore, before undertaking any trading activity, employees must consider whether the potential transaction raises a conflict of interest or the appearance of conflict of interest with BlackRock, and/or its clients. In particular, prior to making a personal investment decision regarding a Private Investment, an Employee should consider whether the private investment opportunity should be reserved for a client instead, and whether the Employee has any influence over a client’s subsequent consideration of the same opportunity. BlackRock encourages its Employees to undertake investments for the long term and discourages short-term speculative trading.

Objective and Scope

2.	Scope

The Policy governs the personal trading and investment activities of all Employees of BlackRock, Inc. and its subsidiaries (“BlackRock”) globally. It should be read in conjunction with BlackRock’s other compliance policies.

Please refer to the Personal Investments Summary in Section 3 for a reference guide to this Policy and Annex 1 for a list of all defined terms. Japan Employees should refer to Annex 2 for additional requirements.

Any exception to this Policy must be pre-approved by the Employee Compliance team.

The Employee Compliance team will provide this Policy, and any amendment to this Policy, to each Employee. Each Employee must acknowledge receipt of the Policy (and any amendment thereto).

In the event an Employee is unsure about the meaning or application of any aspect of this Policy or other related policies and procedures, they should contact the Employee Compliance team promptly. It is the responsibility of each Employee to familiarize themselves with the requirements outlined in this Policy and, where required, seek necessary guidance from the Employee Compliance team.

1 This Policy is intended to address the requirements of Rule 204A-1 under the Investment Advisers Act of 1940, as amended, Rule 17j-1 under the Investment Company Act of 1940, as amended, FCA COBS 11.7, MIFD II 2017/565 and other applicable regulations.

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3. Personal Investment Requirements Summary

The table below summarizes the requirements under this Policy by instrument type. A check (✓) means that the noted Policy requirement applies. “Exempt from requirements” means that the Policy requirements do not apply. “Prohibited Instrument” means that employees are not allowed to trade the instrument type per the Policy.

Employees should also refer to Sections 11 and 12 below for additional restrictions that may apply to the instrument types noted below.

Please see Annex 2 for additional requirements relating to Japan. Taiwan SITE employees are required to pre-clear open-ended BlackRock mutual funds.

Asset Type	Disclosure Required	Preclearance Required	60 days holding period required(subject to short term trading profit requirement)

BlackRock securities during open trading window	✓	✓	Exempt from Requirements

Cash Investments: Cash or Cash equivalents (bank deposit accounts), Certificate of Deposits, Commercial Papers, Banker’s Acceptances	Exempt from Requirements

Closed Ended Funds	✓	✓	✓

Commodities and currency instruments	Exempt from Requirements

Commodities and currency futures contracts unless Employees are informed of a restriction or pre-clearance requirement by the Employee Compliance team.	Exempt from Requirements

Contract for Difference – CFD (For EMEA & Japan)	Prohibited Instrument

Contract for Difference – CFD (For locations other than EMEA & Japan)	✓	✓	✓

Corporate Actions (Rights Issue, Bonus Issue, Stock Split, Stock Options subscription – only purchase)	✓	Exempt from Requirements

Corporate Bonds	✓	✓	✓

Cryptocurrency, including Bitcoin and Ether, unless Employees are informed of a restriction or pre-clearance requirement by the Employee Compliance team	Exempt from Requirements

Debt-based crowdfunding initiatives	Exempt from Requirements

DRIPs and DSPPs	✓	Exempt from Requirements

Equity (Not part of the indices mentioned below)	✓	✓	✓

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Equity (Part of S&P200, FTSE 100, S&P/TSX60 or ASX 100)	✓	✓	Exempt from Requirements

Equity and investment-based crowdfunding	✓	✓	✓

Exchange Traded Funds (ETFs) listed in Annex 3 of the Global Personal Investments Policy	✓	✓	Exempt from Requirements

Exchange Traded Funds (ETFs) Not listed in Annex 3 of the Global Personal Investments Policy.	✓	✓	✓

Foreign Exchange	Exempt from Requirements

Futures – Commodities and currency contracts unless Employees are informed of a restriction or pre-clearance requirement by the Employee Compliance team.	Exempt from Requirements

Futures – Index with 100 or more constituents (Permissible Futures)	✓	✓	Exempt from Requirements

Futures – Index with less than 100 constituents (Permissible Futures)	✓	✓	✓

Futures – Government Bonds issued by G7 members (Permissible Futures)	Exempt from Requirements

Futures – Government Bonds issues by non G7 members (Permissible Futures)	✓	✓	✓

Futures (other than Permissible Futures)	Prohibited Instrument

Government Bonds issued by G7 (Treasuries, Gilt etc.)	Exempt from Requirements

Government Bonds issued by Non-G7 (Treasuries, Gilt etc.)	✓	✓	✓

IPOs (other than municipal savings bank IPOs for depositors only)	Prohibited Instrument

Managed Account Transactions	Exempt from Requirements

Municipal Bonds	✓	✓	✓

Open Ended Mutual Funds – BLK US domiciled Only	✓	Exempt from Requirements

Open Ended Mutual Funds, or open-end investment companies, unit trusts, SICAVs (non-BlackRock or non-US domiciled BLK funds)	Exempt from Requirements

Options (other than Permissible Options)	Prohibited Instrument

Permissible Options in securities part of (S&P200, FTSE 100, S&P/TSX60 or ASX 100)	✓	✓	Exempt from Requirements

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Permissible Options in Indices with 100 or more constituents	✓	✓	Exempt from Requirements

Permissible Options in Indices with less than 100 constituents	✓	✓	✓

Permissible Options in ETFs listed in Annex 3	✓	✓	Exempt from Requirements

Permissible Options in ETFs NOT listed in Annex 3	✓	✓	✓

Private Investments	✓	✓

Repurchase Agreements	Prohibited Instrument

Spread Betting on Financial Instruments	Prohibited Instrument

Taiwan BlackRock SITE funds	✓	✓	✓

Policy / Document Requirements and Statements

4.	Account Disclosure

4.1 Disclosure of Personal Investment Accounts in MCO.2

Employees are required to disclose all Personal Investment Accounts. Employees in Canada and Japan should check with their local Legal & Compliance team for how this requirement applies to them.

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New Employees are required to disclose all Personal Investment Accounts as well as any Reportable Investments held within such accounts within 10 days of joining the firm. See the Employee Disclosure Requirements under Section 5 of this Policy for additional details.

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Existing Employees must promptly disclose any new Personal Investment Account. This includes disclosure of any account which, due to account set-up changes (including scope of underlying investments) was previously deemed out-of-scope.

Note: Trading in an undisclosed account will be constituted as non-compliance of this Policy.

A Personal Investment Accounts includes any Related Person Account. It is the responsibility of the Employee to ensure they familiarize themselves with the requirements applicable to their Related Persons and take necessary steps to communicate these requirements with their Related Persons. Any transactions undertaken in a Related Persons Account that do not comply with the requirements outlined in this Policy will constitute a non-compliance of this Policy by the Employee.

4.2 Managed Accounts

If an Employee has a Personal Investment Account that is managed on a discretionary basis by a third-party (account has an investment management, trust or similar agreement) which specifically documents in writing that the Employee does not have any Direct or Indirect Influence or Control, and the Employee wishes to exempt such account from the restrictions set forth in this Policy as a Managed Account, the Employee must disclose the account on MCO. The Employee will also be required to obtain written confirmation from the investment adviser/manager, or trustee managing their account that:

2 Note that employees who are FINRA registered representatives are also required to notify the broker or financial institution maintaining their account that they are employed with BlackRock. Please see the Broker Dealer Written Supervisory Procedures for additional detail.

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i.

the account is managed on a discretionary basis and/or that the Employee (or, if applicable, their Related Person) do not exercise investment discretion or otherwise have Direct or Indirect Influence or Control over investment decisions; and

ii.	the account will be managed in accordance with the investment restrictions outlined by BlackRock (as described below under “Investment Restrictions”).

If an Employee’s Personal Investment Account is approved as a Managed Account, the Employee is required to complete an annual certification in MCO attesting that the account continues to be maintained in accordance with the restrictions outlined in the Managed Account Forms. In the event, the account no longer meets the prerequisites of a Managed Account, the Employees must promptly notify the Employee Compliance team to ensure the account classification is updated and applicable requirements are adhered to.

While Employees are required to disclose their Managed Accounts, subject to the limitations set forth below under “Investment Restrictions,” Employees are not required to obtain pre-clearance approval under Section 7 of this Policy with respect to transactions in the Managed Account. Further, unless otherwise communicated by the Employee Compliance team, holdings and transactions in a Managed Account will not be subject to reporting requirements, including those applicable to Reportable Investments in Section 5 (Employee Disclosure and Certification), or the requirements and restrictions set forth in Sections 6 (Approved Broker Requirements for Personal Investment Accounts), 8 (Prohibited Transactions, other than those noted in the Investment Restrictions section below and also included in the Managed Account Exemption Form), 10 (Blackout Periods – Trading Against Clients) and 11 (Ban on Short-Term Trading Profits).

That being said, from time to time, Managed Account(s) may be subject to periodic monitoring. Employees may be required to supply a quarterly statement for Managed Accounts. When such requests are made, Employees must provide the statements to the Employee Compliance team within 30 days of the request.

Investment Restrictions: The following investments are not permitted in Managed Accounts. It is the Employee’s responsibility to communicate these investment restrictions to the manager, investment adviser, trustee, or other fiduciary managing your Managed Account.

•	BlackRock closed-end funds domiciled in the US (only applicable for section 16 Employees);
•	IPOs and Private Investments; and
•	Any other restrictions outlined in any other BlackRock policy pertaining to BlackRock securities or otherwise communicated by the Employee Compliance team.

4.3 Exempt Personal Investment Accounts

While all Personal Investment Accounts must be disclosed pursuant to Section 4.1 above, holdings and transactions in the following Personal Investment Accounts are not subject to the requirements regarding reporting of Reportable Investments in Section 5 (Employee Disclosure and Certification), or the requirements and restrictions set forth in Sections 6 (Approved Broker Requirements for Personal Investment Accounts), 7 (Transaction Pre-Clearance Requirement), 8 (Prohibited Transactions), 10 (Blackout Periods – Trading Against Clients) and 11 (Ban on Short-Term Trading Profits):

(i) Pension arrangements where you do not have Direct or Indirect Influence or Control and/or where you are not permitted to invest directly in any instruments that fall in the definition of Reportable Investments.

Note: BlackRock Sponsored Pension plans that do not meet the above requirements must be disclosed.

(ii) Employee Benefit Trust Accounts in Hong Kong and Singapore.

(iii) Donor Advised Fund (DAF) Accounts provided such DAF accounts do not invest or hold any Reportable Investments.

4.4 Requesting Exemption for Certain Related Person Accounts

While all Personal Investment Accounts, including all Related Person Accounts, must be disclosed pursuant to Section 4.1 above, Employees can request exemption from certain of the reporting, pre-clearance and transaction restrictions and requirements with respect to a Related Person account in which the Employee has no Direct or Indirect Influence or Control and there is a clear separation in management of finances. If such a request is approved by Employee Compliance, the account will be designated as an Exempt Related Person Account

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Upon receiving approval for the exemption, and unless otherwise communicated by Employee Compliance, holdings and transactions in the Exempt Related Person Account are not subject to ongoing reporting requirements, or the requirements and restrictions set forth in sections 6 (Approved Broker Requirements for Personal Investment Accounts), 7 (Transaction Pre-Clearance Requirement), 8 (Prohibited Transactions, other than those noted in the Related Person Exemption Form), 10 (Blackout Periods – Trading Against Clients) and 11 (Ban on Short-Term Trading Profits).

That being said, from time to time, an Exempt Related Person Account(s) may be subject to periodic monitoring. Employees may be required to supply a quarterly statement for such accounts. When such requests are made, Employees must provide the statements to the Employee Compliance team within 30 days of the request. Employees should contact their regional Employee Compliance team for details regarding the approval process.

5. Employee Disclosure and Certification

5.1 Initial Disclosure Requirements for New Employees

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Initial Reportable Investments Holdings and Personal Investment Accounts Certification: Within ten days of joining BlackRock, Employees must disclose all Personal Investment Accounts and Reportable Investments holdings in accordance with Section 4.1 of this Policy. Employees are required to complete this certification even if they have no Personal Investment Accounts or any Reportable Investment holdings to disclose in MCO.

•	Current Information: The information Employees provide must be current (no older than 45 calendar days, prior to an Employee commencing employment with BlackRock).

5.2 Annual Certification

Employees must attest to the accuracy and completeness of all information (account details, security holdings, etc.) provided to BlackRock on an annual basis.

This includes, certifying annually (or more frequently as deemed appropriate by L&C) that Employees have disclosed:

i.	All Personal Investment Accounts and Reportable Investments held by them and/or by any Related Person in accordance with requirements outlined in Section 4.1 of this Policy;
ii.	Reportable Investment details are accurate and updated and, to the extent an Employee holds Private Investments, they must also certify there are no new perceived or actual conflicts of interest.

Employee Compliance team may conduct a periodic review of Employee Private Investments and may request additional information from employees on their Private Investments.

6.	Approved Broker Requirements for Personal Investment Accounts

All Employees and their Related Persons are required to conduct their Reportable Investments through an Approved Broker3. Approved Brokers generally provide an electronic feed of Employee personal trading activity directly to BlackRock. Employees are required to authorize/provide consent (where applicable) to their Approved Brokers to share with BlackRock details of their personal transactions through an electronic feed to facilitate ongoing monitoring in accordance with applicable regulatory requirements.

It is the responsibility of Employees to rescind any consent/authorisation provided to their broker or otherwise instruct their broker to not share such Employee’s or their Related Person’s personal trading information with BlackRock if such Employee is no longer employed by BlackRock or if any of their Related Person’s account is no longer reportable due to changes in personal circumstances i.e., no Beneficial Ownership and no Direct/Indirect Influence or Control.

3 Note that Contingent Workers are not required to move their Personal Investment Accounts to an Approved Broker.

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Brokers that do not provide electronic feeds may pose a risk to BlackRock and, for this reason, any exception to the requirement to maintain a Personal Investment Account with an Approved Broker must be approved by the Employee Compliance team4. Managed Accounts under Section 4.2 of this Policy are not subject to the Approved Broker requirements. Personal Investment Accounts that can only hold Private Investments are not subject to Approved Broker requirements.

Using an Approved Broker for a Personal Investment Account does not constitute approval to undertake personal trading; as described in Section 7 below, every transaction pertaining to an In-scope Investment from a Personal Investment Account must be pre-cleared absent an exception in this Policy (e.g., for a Managed Account).

6.1 Disclosing your Personal Investment Account Information: All Personal Investment Accounts must be disclosed in MCO.

Any Employee or Related Person who maintains a Personal Investment Account (other than a Managed Account or an account restricted to only hold Private Investments) with a broker that does not submit reportable transactions and holdings information to BlackRock via an electronic feed is required to close the non-approved Personal Investment Account within 60 calendar days of receiving initial notification from the Employee Compliance team unless otherwise communicated by Employee Compliance team.

Note: As BlackRock does not have Approved Broker for Employees based in Canada, LATAM (except Mexico) and has a limited number of Approved Brokers in EMEA (except United Kingdom). Employees in these locations (except Mexico and United Kingdom) can continue to maintain Personal Investment Accounts at non-approved brokers subject to the reporting requirements noted in Sections 6.2 and 6.3 below.

6.2 Reporting Personal Investment Account Information:

Employees and their Related Persons are required to provide the following information in connection with their Personal Investment Account when not held with an Approved Broker and/or where electronic feeds has not been set-up.

1.	Trade confirmations for transactions in In-Scope Investments must be submitted to BlackRock within five (5) calendar days of trade execution; and
2.	Subject to the exceptions noted below, quarterly statements including transactions in Reportable Investments must be submitted to BlackRock within thirty (30) calendar days of the quarter end.
3.	Annual statements must be provided for the following type of Personal Investment Accounts: Child Trust Funds (UK), Postanska Stedionica Banka AD (Serbia), and share registry accounts (global).

Note: The above requirements to provide trade confirmations and quarterly statements are applicable to all Employees holding Personal Investment Accounts with non-approved brokers.

If an Employee transacts directly with the issuer in a direct stock purchase plan or Dividend Reinvestment Plan (“DRIP”), the Employee must disclose the Personal Investment Account information and the name of the transfer agent or bank that executes such transactions.

6.3 Reporting Private Investment Transactions:

In the case of Private Investments, Employees are required to provide documentation to evidence the amount invested at the time of investment and upon request from the Employee Compliance team.

Employees are required to notify the Employee Compliance team as soon as reasonably possible if they are aware of a perceived or actual conflict of interest with their private transaction.

4 Note that the Global Approved Broker List includes a limited number of brokers that do not provide electronic feeds, for example, in jurisdictions where electronic feeds generally are not available. Any employee who maintains a Personal Investment Account with a broker that does not provide BlackRock with an electronic feed, whether an Approved Broker or not, is responsible for the information delivery requirements in Sections 5 and 6.1 of this Policy.

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Repeated failure to provide transaction confirmation and/or quarterly statements in a timely manner constitutes non-compliance. Sanctions may include, but are not limited to, rescinding any exemption granted to the employee to maintain account with a non-approved broker.

7. Transaction Pre-Clearance Requirement

7.1 Pre-clearing In-Scope Investments other than Private Investment Transactions

Employees must submit a pre-clearance request in MCO and receive an approval before undertaking any transaction pertaining to any In-scope Investment (other than a Private Investment Transaction) in any Personal Investment Account (or with respect to which the Employee or their Related Person has any Beneficial Ownership), including transactions to purchase, sell, transfer (where there is a change in ownership), stock options exercises, and gifts/donations.

Approval validity

Pre-clearance approvals, whether for market orders5 or limit orders6, are valid only on the day the approval is received. Employee trade order must be executed on the same day by the time the market on which the security is traded closes. It is Employee’s responsibility to ensure that limit orders are always set as “Good for Day”. Pre-clearance obtained on weekends (unless the market is open on the day) or during public holidays or after-market hours is not valid.

7.2 Preclearing Private Investment Transactions

Employees must obtain pre-clearance before any Private Investment Transaction with respect to which the Employee or his/her Related Person has or would have any Beneficial Ownership by submitting the Private Investment Pre-clearance Form via the MyComplianceOffice (‘MCO’) system for review by their line manager and the Employee Compliance team.

Employees are required to attach supporting documents (including a pitch document, if available) that provides an overview of the company/investment/transaction as part of the pre-clearance request in MCO.

Business approval

Employees are required to obtain approval from their line manager (at least Managing Director level) by submitting the Private Investment Pre-clearance Form, via MCO.

The line manager should consider any potential or perceived conflicts of interest in relation to the Employee’s Private Investment Transaction. The following factors, amongst others, should be considered:

•	Has the Employee discussed the same private company or fund with any BlackRock clients?
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Has the Employee ever provided any services (e.g., investment advice or research) relating to the same private company or fund (e.g. research on the private fund performance or provision of services to the private company)?

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If the Employee has authority to make investment decisions on behalf of a client or provides investment advice or information (e.g. research) to such clients, is the private investment opportunity outside of the specific sector area/thematic research coverage as the client portfolios they oversee?

If there is a potential or perceived conflict identified with the request, the business approver should discuss with the Employee and escalate to Legal & Compliance as appropriate.

Compliance approval

5 Buy or sell transactions placed at current market price.

6 Buy or sell transactions placed at a pre-determined price (detailed within the pre-clearance request).

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Employees may only proceed with their Private Investment Transaction following receipt of approval in MCO and email confirmation from the Employee Compliance team.

A Private Investment Transaction request by Employees within the Private Markets team requires enhanced review to ensure there are no potential or perceived conflicts associated with investments.

Employees who have the authority to make investment decisions on behalf of clients, or provide investment advice or information (e.g., research) to such clients, are generally prohibited from making a Private Investment in the same specific sector area/thematic research coverage area as the client portfolios to which they provide these services. In limited circumstances, exemptions may be permitted subject to discussion and explicit pre- approval by the employee’s Business Head or COO. If a conflict of interest is identified relating to a Private Investment Transaction, Employees are required to comply with any Legal & Compliance requirements to manage and mitigate the conflict, including, but not limited to, a lock-up period, existing the existing the personal investment and/or recusal from the client decision potentially impacted by the conflict.

Approval Validity

Private Investment Transaction request approval is only valid for 30 calendar days from the approval date, unless the investment is made in tranches and does not exceed the original approved aggregate amount (which should be made clear in the disclosure form).

7.3 Transactions not subject to Pre-clearance

Employees are not required to obtain pre-clearance approval to transact in those items noted in section 3, or for the following transactions:

•	Purchases of common stock under an Employee Stock Purchase Plan/vested Restricted Shares Units (however, sales of the same must be pre-cleared).

•	Commodities (including futures on commodities) unless Employees are informed of a restriction or pre-clearance requirement by the Employee Compliance team.

•	Foreign exchange (including currency futures) unless Employees are informed of a restriction or pre-clearance requirement by the Employee Compliance team.

•	Direct Stock Purchase Plans, and any securities purchased pursuant to a dividend reinvestment plan.

•	Securities acquired by an exercise of rights to the holders of a class of securities (however, sales of the same must be pre-cleared).

•	Stock dividend, stock split, or similar corporate distribution.

•	Exercise of employee stock options (however, sales of the same must be pre-cleared).

•	Direct investments into cryptocurrency, including Bitcoin and Ether, unless Employees are informed of a restriction or pre-clearance requirement by Employee Compliance.

Note: Cryptocurrency ETFs are subject to pre-clearance.

•	Transfer of securities with no change in Beneficial Ownership e.g. (transfer from one account in your name to another account in your name).
•	Capital calls for an existing committed capital/investment for which private investment approval has been obtained.

7.4 Transactions subject to one time Pre-clearance

Subject to the below mentioned conditions being met, Employees may only be required to seek one time pre-clearance for Monthly Investment Plan (MIP)/Systematic Investment Plan (SIP) so long as the original transaction instructions (as captured in the initial preclearance) remain unchanged.

•	Transactions in any In-scope Investments via Monthly Investment Plan (MIP)/Systematic Investment Plan (SIP) require an initial one-time pre-clearance before an Employee enrolls into the plan.
•	The subsequent periodic investments in the same In-scope Investment as initially pre-cleared will not require pre-clearance.

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Any changes to the terms of such Monthly Investment Plan (MIP)/Systematic Investment Plan (SIP) including, but not limited to, the underlying security, amount or quantity that is traded or frequency, must be notified to Employee Compliance and pre-cleared.

Note:

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Please note, sales of investments accumulated as part of Monthly Investment Plan (MIP)/Systematic Investment Plan (SIP) will require pre-clearance. Employees may only be permitted to sell a portion of their holdings that they have held for more than 60days. Please consult Employee Compliance for additional guidance.

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While submitting the pre-clearance, Employees must mention in the comments that the preclearance request pertains to investment via MIP/SIP plan along with details of the MIP/SIP plan, such as the quantity/amount to be invested, frequency, and day of trade.

8. Prohibited Transactions

Employees and their Related Persons are prohibited from engaging in Prohibited Transactions mentioned below for any account in which they or the Related Person has any Beneficial Ownership.

•	Initial Public Offerings (“IPOs”) except for investments in mutual saving bank IPOs by depositors or certain offerings directed or sponsored by BlackRock (as may be permitted by Legal & Compliance).
•	IPOs associated with Special Purpose Acquisition Companies (SPACs) and other transactions in the private SPAC cycle including its related de-SPACing vehicle, usually a PIPE.
•	Repurchase Agreements.
•	Short selling.
•	Spread betting on financial markets and instruments.
•	Contracts For Difference (“CFD”) (only prohibited in EMEA and Japan).
•	Options other than Permissible Options (as defined in this Section 3).
•	Futures other than Permissible Futures (as defined in this Section 3); and/or
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Employees who have the authority to make investment decisions on behalf of clients, or provide investment advice or information (e.g., research) to such clients, are generally prohibited from making a Private Investment in the same specific sector area/thematic research coverage area as the client portfolios to which they provide these services.

9. Permissible Options and Futures

9.1 Options: Subject to pre-clearance for any options that are In-Scope Investments, Employees and their Related Persons are permitted to engage in transactions in Permissible Options. Any transaction in options other than Permissible Options for any account in which an Employee or Related Person has any Beneficial Ownership is prohibited pursuant to Section 8 of this Policy.

9.2 Futures: Subject to pre-clearance for any futures that are In-Scope Investments, Employees and their Related Persons are permitted to trade in Permissible Futures. Any transaction in future other than Permissible Futures for any account in which an Employee or Related Person has any Beneficial Ownership is prohibited pursuant to Section 8 of this Policy.

10. Blackout Periods – Trading Against Clients

10.1 Specific Knowledge Blackout Period: Employees and their Related Persons may not trade in a security, option or futures contract at a time when they know of another’s intention to trade that same security, options or futures contract on behalf of a client.

10.2 Portfolio Employee Blackout Periods:

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7 Day Blackout Period: Portfolio Employees and their Related Persons may not trade in a security, option or futures contract within 7 calendar days before or after the trade date of a transaction in that security, option

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or futures contract with respect to a client/fund account over which the Portfolio Employee’s team has authority.

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15 Day Blackout Period: Portfolio Employees and their Related Persons may not trade in a security, option or futures contract that the Portfolio Employee is considering, or has considered and rejected for purchase or sale, for a client within the 15 calendar days preceding the proposed trade unless pre-approval is obtained by Legal & Compliance in consultation with the Employee’s supervisor.

10.3 Blackout Period Exemptions

Blackout period restrictions do not apply to the following transactions:

•	Transactions not subject to pre-clearance as identified in Section 7.3 of this Policy; and/or
•	Securities of a company included in the S&P 200, FTSE 100, S&P/TSX 60 or ASX 100.

11. Ban on Short-Term Trading Profits

Employees and their Related Persons may not profit from the purchase then sale, or the sale then purchase, of the same security, option or futures contract within a 60-calendar day period and are only permitted to trade on the 61st day. The profit is calculated from the price differential between the trades, regardless in which account(s) the transactions took place:

•	If selling, you are considered to profit from the sell if the sell price is higher than the price(s) at which it was bought within the last 60 calendar days;
•	If buying, you are considered to profit from the buy if the purchase price is lower than the price(s) at which it was sold within the last 60 calendar days.

This restriction does not apply to the following list of transactions, which list may be updated periodically at the discretion of Legal & Compliance:

•	Transactions not subject to pre-clearance as identified in Section 7.3 of this Policy;
•	Securities of a company included in the S&P 200, FTSE 100, S&P/TSX 60, or ASX 100;
•	Permissible Options on securities of a company included in the S&P 200, FTSE 100, S&P/TSX 60, or ASX 100;
•	ETFs listed on Annex 3, as updated from time to time by the Employee Compliance team;
•	Options on ETFs listed on Annex 3, as updated from time to time by Legal & Compliance (excludes Japan employees);
•	Options on Indices consisting of 100 or more components;
•	Transactions in BlackRock, Inc. (BLK) and BlackRock TCP Capital Corp (TCPC) during open window periods and with prior pre-clearance approval. (Note, day trading is not permitted in BLK TCPC); and/or
•	Transactions executed at a loss.

Note: The short-term trading profit requirement identifies a profit based on price per share from the purchase and sale, or sale and purchase, of the same security traded within 60 calendar days, regardless of which account(s) the security was traded in. The Policy does not consider the loss made on the accumulated position, even if the entire position is sold then subsequently, shares are bought back within 60 calendar days. Accordingly, it is possible that there is a short-term trading profit for purposes of this Policy, and therefore subject to the restrictions set forth in this Section 11, even when there was an overall loss on the aggregate position. Additionally, commission and other fees are not considered when determining profit/loss.

12. Insider Trading

Employees must comply with BlackRock’s Global Insider Trading Policy at all times, as well as applicable laws, including but not limited to the U.S. federal securities laws, when undertaking any personal investment activities.

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In addition, Employees must notify Legal & Compliance immediately if they receive, or expect to receive, material non-public information. Legal & Compliance will determine the restrictions, if any, that will apply to such Employee’s communications and business activities while in possession of that information.

13. Personal Trading Policy Violations

BlackRock expects all Employees to comply with the spirit of this Policy as well as the specific rules contained in this Policy. Employee personal trading is subject to monitoring by BlackRock. Any violations of this Policy must be reported promptly to the Employee Compliance team. BlackRock will determine on a case-by-case basis what remedial action should be taken in response to any violation. This may include disgorgement of profits and/or limiting an Employee’s personal trading for some period. Violations of this Policy, including but not limited to violations relating to trading activity and the obligation to provide information to BlackRock, may result in disciplinary action, up to and including termination.

Policy Owner

For any questions or clarification of the policy, please reach out to your regional Employee Compliance Team, Parul Sharma (Policy Owner) or refer to the FAQs by clicking here.

Contact Details

Email: personaltrading@blackrock.com

Hotline:

•	APAC 34-3000
•	EMEA 23-3332
•	AMRS 10-3700

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Global Personal Investments Policy

October 30, 2025

ANNEX 1: Defined Terms:

1. Approved Broker: “Approved Broker” means a broker listed on the Global Approved Broker List which provide either a direct electronic feed or indirect feed of Employees’ personal trading activity directly to BlackRock.

2. Beneficial Ownership: “Beneficial Ownership” means any opportunity, directly or indirectly, to profit or share in the profit from any transaction in securities. Examples of forms of Beneficial Ownership include interests that are:

i.	held in a person’s own name, or that are held for the person’s benefit in nominee, custodial or “street name” accounts.
ii.	held in an Employee’s Related Person Account.
iii.

owned by or for a partnership in which the person is a general partner (whether the ownership is under the name of that partner, another partner or the partnership or through a nominee, custodial or “street name” account).

iv.	in a person’s individual retirement account.
v.	in a person’s account in a 401(k) or similar retirement plan.
vi.

owned by a trust of which the person is (i) a beneficiary and has investment control over the assets of the trust or (ii) is the trustee of a trust and his or her family members are beneficiaries of such trust.

vii.

owned by a corporation, partnership or other entity that the person controls (whether the ownership is under the name of that person, under the name of the entity or through a nominee, custodial or “street name” account).

3. Contingent Worker: “Contingent Worker” means (i) temporary workers contracted through a third party to perform a short term, defined time period, or specific project assignment and (ii) interns with a tenure of 6 months or more.

4. Direct or Indirect Influence or Control: “Direct or Indirect Influence or Control” includes: (i) ability to direct trades through joint ownership, trading authorization or any other arrangement; (ii) suggesting purchases or sales of investments to a trustee or third-party manager; (iii) consulting with a trustee or third-party manager as to the particular allocation of investments to be made in the account; and (iv) discussions with a trustee or third-party manager concerning account holdings.

5. Employee: “Employee” means full time employees and Contingent Workers.

6. Exempt Related Person Account: “Exempt Related Person Account” means a Related Person account in which the Employee has no Direct or Indirect Influence or Control and there is a clear separation in management of finances and which has been approved by the Employee Compliance team as an Exempt Related Person Account pursuant to Section 4.4 of this Policy.

7. In-scope Investments: “In-scope Investments” includes:

i.	Single stocks
ii.	Bonds/debentures
iii.	Exchange Traded Funds (ETFs), including iShares ETFs
iv.	Closed-end funds, including investment trusts
v.	Taiwan BlackRock SITE funds
vi.	Permissible Options and Permissible Futures
vii.	Private Investments
viii.	Any other investment instruments other than those defined as Out-of-Scope Investments.

8. Managed Account: “Managed Account” means a Personal Investment Account where Employees and/or their Related Persons do not exercise any Direct or Indirect Influence or Control and which has been approved by Legal & Compliance for treatment as a Managed Account in accordance with Section 4.2 of this Policy.

9. Permissible Futures: “Permissible Futures” include the following futures:

1.	Currency futures;
2.	Physical commodity futures; and/or
3.	Futures on Indices.

Please see Section 3 for a summary of how particular instruments are treated under this Policy.

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Global Personal Investments Policy

October 30, 2025

10. Permissible Options: “Permissible Options” include the following types of options transactions:

•	Options on ETFs and Indices;
•

Covered Calls – Selling call options against existing, long stock positions of companies included in the S&P 200, FTSE 100, S&P/TSX 60, or ASX 100 (and transactions to close out these positions including buying a call option for an existing short call on the underlying); and/or

•

Protective Puts – Buying a put on existing, long stock positions of companies included in the S&P 200, FTSE 100, S&P/TSX 60, or ASX 100 (and transactions to close out these positions including selling a put option for an existing put option on the underlying).

Please see Section 3 for a summary of how particular instruments are treated under this Policy.

11. Personal Investment Account: “Personal Investment Account” includes all accounts (i) that can hold or trade any Reportable Investments and/or has a brokerage capability (i.e., this generally includes any account in which you hold or have the ability to hold or transact in any investment), and (ii) with respect to which the Employee has Beneficial Ownership and/or Direct or Indirect Influence or Control.

In addition to accounts in the name of the Employee, the definition of “Personal Investment Accounts” also includes Related Person(s) Accounts.

Personal Investment Accounts include all open accounts – even if the account is not “active” or if it has a zero-balance – including all accounts that are managed on an Employee’s behalf by a third party.

12. Portfolio Employee: “Portfolio Employee” means any Employee who has the authority to make investment decisions or direct trades on behalf of a client account/fund or any other Employee who provides investment-related information or advice to such Employee, helps execute such Employee’s decisions, or directly supervises such Employee, each with respect to a client account/fund.

13. Private Investment: “Private Investment” means Beneficial Ownership of a non-listed security, including investment in a non-BlackRock private fund (e.g. hedge funds, private equity funds) or private company.

14. Private Investment Transaction: “Private Investment Transaction” means an acquisition, follow-on investment, redemption, disposition, or other transaction in a Private Investment.

15. MCO: “MCO” means MyComplianceOffice.

16. Related Person: “Related Person” means the Employee’s (a) spouse, domestic partner, or minor children and (b) adult children, parents, siblings, or any other person living in Employee’s home.

17. Related Person Accounts: “Related Person Accounts” include:

i.	accounts of or for the benefit of the Employee’s Related Persons;
ii.	accounts of or for the benefit of a person who receives material financial support from the Employee; and
iii.	trusts for which the Employee acts as trustee, executor or custodian.

18. Reportable Investments: “Reportable Investments” includes (i) US domiciled BlackRock open-end mutual funds or any other security/fund(s) communicated by Employee Compliance team from time to time; and (ii) all instruments defined as In-Scope Investments.

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Global Personal Investments Policy

October 30, 2025

Annex 2: Asia Pacific Regional Requirements

Japan

1.

Notwithstanding the requirements in section 1 in the main policy, according to the rules set by those associations of which BlackRock Japan Co., Ltd. (hereinafter, “BlackRock Japan”) is a member, in Japan, this policy applies to all employees and contingent workers of BlackRock Japan (collectively, “BlackRock Japan Employees”) and to any “person who is in the same household with” a BlackRock Japan Employee, including any family member and/or partner who lives with the BlackRock Japan Employee, and any person who is supported financially by the BlackRock Japan Employee, even if not living with together (excluding any person who lives with the BlackRock Japan Employee but is financially independent).

•	BlackRock Japan Employees must disclose the accounts of a “person who is in the same household with the employee” as defined above on MCO. (Requirement to section 2)
•

BlackRock Japan Employees must pre-clear any personal trading of “person who is in the same household with the employee” as defined above on MCO, except for transactions discussed in Section 6. (Requirement to section 5)

•	Footnote 3 does not apply to BlackRock Japan Employees who are contingent workers. (Requirement to section 3.1)
2.	Notwithstanding the requirements in sections 8, 9, and 11, BlackRock Japan employees are prohibited from:
•	selling negotiable securities (including securities listed on the S&P200, and other listed indices) within six months of purchase;
•	transacting in derivatives on negotiable securities, OTC derivatives, and CFDs;
•	transacting on margin or engaging in short sale transactions of negotiable securities;
•	exercising options (Requirement to sections 9.1); and
•	transacting in futures (Requirement to sections 9.2).
3.

In addition to the ban on short-term trading profits in section 11, BlackRock Japan Employees are prohibited from selling negotiable securities within six months of purchase regardless of whether they may profit from the trade. (The restricted period is calculated from the most recent purchase of the security.) (Requirement to Clause 11)

4.

BlackRock Japan Employees have just one exempted transaction: the restriction on short-term trading profits does not apply to the transactions in BlackRock, Inc. (BLK) during open window periods and with prior pre-clearance approval. (Requirement to Clause 11)

5.	BlackRock Japan Employees who are Portfolio Employees as defined below and as discussed in section 10 are filed with the Japan FSA as persons who use investment discretion.
6.	BlackRock Japan defines Japan Investment Personnel (“JIP”) as the BlackRock Japan Employees in the following groups or departments (Requirement to section 10):
•	Investment Group, Trading & Liquidity Strategies Department, and other department if deemed necessary by Japan Compliance Head.
7.

BlackRock Japan employees engaged in company research may not transact in securities (including but not limited to rights, corporate bonds, and other instruments that include the possibility of conversion to shares, including shares, subscription rights, and corporate bonds with new-share subscription rights) of companies including competitors for peer comparison and affiliated companies of any research activity (including companies they cover in a foreseeable future). (Requirement to Clause 10)

8.	Securities of companies included in S&P200, FTSE 100, S&P/TSX60 and ASX100 are not exempt from the blackout-period (Requirement to section 10) .

Other requirements in Japan

1.

In accordance with the rules of The Investment Trust Association, Japan (“ITA”), BlackRock Japan as a member of association, Personal Trading Control Manager (the Head of BlackRock Japan Compliance is designated as the Personal Trading Control Manager, who may appoint persons to conduct relevant activities including pre-clearance on his/her behalf).

2.	Any revisions or abolition of this policy will be effective in Japan after obtaining approval from the Risk Control Committee in BlackRock Japan Co., Ltd.

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Global Personal Investments Policy

October 30, 2025

Annex 3: Exchange Traded Funds Exempt from Ban on Short-Term Trading Profits

Trades involving the ETFs listed on Annex 3 are subject to the pre-clearance requirement.

Ticker	Name

27IT	iShares iBonds Dec 2027 Term $ Treasury UCITS ETF USD (Dist)

28ID	iShares iBonds Dec 2028 Term $ Corp UCITS ETF USD (Acc)

29IT	iShares iBonds Dec 2029 Term $ Treasury UCITS ETF USD (Dist)

2B70	iShares Nasdaq US Biotechnology UCITS ETF USD (Acc)

2B76	iShares Automation & Robotics UCITS ETF USD (Acc)

2B78	iShares Healthcare Innovation UCITS ETF USD (Acc)

2B79	iShares Digitalisation UCITS ETF USD (Acc)

2B7C	iShares S&P 500 Industrials Sector UCITS ETF USD (Acc)

2B7J	iShares MSCI World SRI UCITS ETF USD (Dist)

2B7K	iShares MSCI World SRI UCITS ETF EUR (Acc)

2B7S	iShares $ Treasury Bond 1-3yr UCITS ETF EUR Hedged (Acc)

30IG	iShares iBonds Dec 2030 Term € Corp UCITS ETF EUR (Dist)

30IG	iShares iBonds Dec 2030 Term € Corp UCITS ETF EUR (Dist)

36B1	iShares J.P. Morgan ESG $ EM Bond UCITS ETF USD (Dist)

36B3	iShares MSCI Europe SRI UCITS ETF EUR (Dist)

36B6	iShares MSCI USA SRI UCITS ETF USD (Dist)

36BA	iShares $ Corp Bond ESG UCITS ETF EUR Hedged (Dist)

36BD	iShares $ Development Bank Bonds UCITS ETF USD (Acc)

36BE	iShares $ Corp Bond ESG UCITS ETF USD (Dist)

36BZ	iShares MSCI China A UCITS ETF USD (Acc)

3SUD	iShares J.P. Morgan $ EM Bond UCITS ETF EUR Hedged (Acc)

3SUR	iShares MSCI USA SRI UCITS ETF EUR Hedged (Dist)

5MVL	iShares Edge MSCI EM Value Factor UCITS ETF USD (Acc)

5MVW	iShares MSCI World Energy Sector UCITS ETF USD (Dist)

5UOA	iShares $ Corp Bond ESG UCITS ETF USD (Acc)

84X0	iShares MSCI EM ex-China UCITS ETF USD (Acc)

AAXJ	iShares MSCI All Country Asia ex Japan ETF

ACWI	iShares MSCI ACWI ETF

ACWV	iShares MSCI Global Min Vol Factor ETF

ACWX	iShares MSCI ACWI ex U.S. ETF

AEGE	iShares Global Aggregate Bond ESG UCITS ETF EUR Hedged (Acc)

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Global Personal Investments Policy

October 30, 2025

AEGE	iShares Global Aggregate Bond ESG UCITS ETF EUR Hedged (Acc)

AGBP	iShares Global Aggregate Bond UCITS ETF GBP Hedged (Dist)

AGBPCHF	iShares Global Aggregate Bond UCITS ETF GBP Hedged (Dist)

AGG	iShares Core U.S. Aggregate Bond ETF

AGGG	iShares Global Aggregate Bond UCITS ETF USD (Dist)

AGGH	iShares Core Global Aggregate Bond UCITS ETF € Hedged (Acc)

AGGS	iShares Global Aggregate Bond UCITS ETF CHF Hedged

AGGU	iShares Global Aggregate Bond UCITS ETF USD Hedged (Acc)

AGIH	iShares Inflation Hedged U.S. Aggregate Bond ETF

AGRH	iShares Interest Rate Hedged U.S. Aggregate Bond ETF

AGZ	iShares Agency Bond ETF

AIA	iShares Asia 50 ETF

AOA	iShares Core 80/20 Aggressive Allocation ETF

AOK	iShares Core 30/70 Conservative Allocation ETF

AOM	iShares Core 40/60 Moderate Allocation ETF

AOR	iShares Core 60/40 Balanced Allocation ETF

AQLT	iShares MSCI Global Quality Factor ETF

ARTY	iShares Future AI & Tech ETF

AYE2	iShares € High Yield Corp Bond ESG UCITS ETF EUR (Acc)

AYEM	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Acc)

AYEP	iShares Asia Property Yield UCITS ETF USD (Acc)

AYEW	iShares MSCI World Information Technology Sector UCITS ETF USD (Dist)

B26A	iShares iBonds Dec 2026 Term € Corp UCITS ETF EUR (Acc)

B28A	iShares iBonds Dec 2028 Term € Corp UCITS ETF EUR (Acc)

BTCN	iShares Bitcoin ETP

BTEC	iShares Nasdaq US Biotechnology UCITS ETF USD (Acc)

BTEK	iShares Nasdaq US Biotechnology UCITS ETF USD (Acc)

BTMA	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Dist)

BYLD	iShares Yield Optimized Bond ETF

CBE7	iShares € Govt Bond 3-7yr UCITS ETF EUR (Acc)

CBGA	iShares $ Treasury Bond 3-7yr UCITS ETF GBP Hedged (Acc)

CBU0	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Acc)

CBU3	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Acc) B

CBU5	iShares iBonds Dec 2028 Term $ Corp UCITS ETF USD (Acc)

CBU7	iShares $ Treasury Bond 3-7yr UCITS ETF USD (Acc)

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Global Personal Investments Policy

October 30, 2025

CBUC	iShares MSCI USA ESG Enhanced UCITS ETF EUR Hedged (Acc)

CBUE	iShares $ Treasury Bond 3-7yr UCITS ETF EUR Hedged (Dist)

CBUF	iShares MSCI World Health Care Sector UCITS ETF USD (Dist)

CBUG	iShares $ Treasury Bond 3-7yr UCITS ETF GBP Hedged (Dist)

CBUH	iShares MSCI World Momentum Factor ESG UCITS ETF USD (Acc)

CBUI	iShares MSCI World Value Factor ESG UCITS ETF USD (Acc)

CBUJ	iShares € Corp Bond ESG Paris-Aligned Climate UCITS ETF EUR (Dist)

CBUK	iShares MSCI China Tech UCITS ETF USD (Acc)

CBUL	iShares $ TIPS 0-5 UCITS ETF EUR Hedged (Dist)

CBUM	iShares S&P 500 ESG UCITS ETF EUR Hedged (Acc)

CBUS	iShares Core UK Gilts UCITS ETF EUR Hedged (Dist)

CCAU	iShares MSCI Canada UCITS ETF USD (Acc)

CCRV	iShares Commodity Curve Carry Strategy ETF

CDZ	iShares S&P/TSX Canadian Dividend Aristocrats Index ETF

CE71	iShares € Govt Bond 3-7yr UCITS ETF EUR (Acc)

CEA1	iShares MSCI EM Asia UCITS ETF USD (Acc)

CEBE	iShares iBonds Dec 2026 Term € Corp UCITS ETF EUR (Acc)

CEBE	iShares iBonds Dec 2026 Term € Corp UCITS ETF EUR (Acc)

CEBI	iShares iBonds Dec 2025 Term $ Treasury UCITS ETF USD (Acc)

CEBL	iShares MSCI EM Asia UCITS ETF USD (Acc)

CEBZ	iShares Core MSCI Europe UCITS ETF EUR (Acc)

CEMA	iShares MSCI EM Asia UCITS ETF USD (Acc)

CEMB	iShares J.P. Morgan EM Corporate Bond ETF

CEMP	iShares MSCI EMU UCITS ETF GBP Hedged (Dist)

CEMQ	iShares Edge MSCI Europe Quality Factor UCITS ETF EUR (Acc)

CEMR	iShares Edge MSCI Europe Momentum Factor UCITS ETF EUR (Acc)

CEMS	iShares Edge MSCI Europe Value Factor UCITS ETF EUR (Acc)

CEMU	iShares MSCI EMU UCITS ETF EUR (Acc)

CES1	iShares MSCI EMU Small Cap UCITS ETF EUR (Acc)

CEU1	iShares MSCI EMU UCITS ETF EUR (Acc)

CEUG	iShares MSCI EMU UCITS ETF GBP Hedged (Dist)

CEUU	iShares Core MSCI EMU UCITS ETF USD Hedged (Acc)

CHCORP	iShares Core CHF Corporate Bond (CH)

CHSPI	iShares Core SPI® (CH)

CIF	iShares Global Infrastructure Index ETF

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Global Personal Investments Policy

October 30, 2025

CJPU	iShares MSCI Japan UCITS ETF USD (Acc)

CLF	iShares 1-5 Year Laddered Government Bond Index ETF

CLG	iShares 1-10 Year Laddered Government Bond Index ETF

CMBS	iShares CMBS ETF

CMDY	iShares Bloomberg Roll Select Commodity Strategy ETF

CMF	iShares California Muni Bond ETF

CMR	iShares Premium Money Market ETF

CMSE	iShares Diversified Commodity Swap UCITS ETF (DE)

CNDX	iShares NASDAQ 100 UCITS ETF USD (Acc)

CNX1	iShares NASDAQ 100 UCITS ETF USD (Acc)

CNYA	iShares MSCI China A UCITS ETF USD (Acc)

CNYB	iShares China CNY Bond UCITS ETF (USD) Dist

CNYE	iShares MSCI China A UCITS ETF EUR Hedged (Acc)

COMM	iShares Diversified Commodity Swap UCITS ETF USD (Acc)

COMT	iShares GSCI Commodity Dynamic Roll Strategy ETF

CORO	iShares International Country Rotation Active ETF

CORP	iShares Global Corp Bond UCITS ETF USD (Dist)

CPD	iShares S&P/TSX Canadian Preferred Share Index ETF

CPJ1	iShares Core MSCI Pacific ex-Japan UCITS ETF USD (Acc)

CPXJ	iShares Core MSCI Pacific ex-Japan UCITS ETF USD (Acc)

CRHG	iShares Global Corp Bond UCITS ETF GBP Hedged (Dist)

CRPH	iShares Global Corp Bond EUR Hedged UCITS ETF (Dist)

CRPS	iShares Global Corp Bond UCITS ETF USD (Dist)

CRPU	iShares Global Corp Bond UCITS ETF USD Hedged (Acc)

CS51	iShares Core EURO STOXX 50 UCITS ETF EUR (Acc)

CSBGE7	iShares € Govt Bond 3-7yr UCITS ETF EUR (Acc)

CSBGU0	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Acc)

CSBGU3	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Acc) B

CSBGU7	iShares $ Treasury Bond 3-7yr UCITS ETF USD (Acc)

CSCA	iShares MSCI Canada UCITS ETF USD (Acc)

CSEMAS	iShares MSCI EM Asia UCITS ETF USD (Acc)

CSEMU	iShares MSCI EMU UCITS ETF EUR (Acc)

CSEMUS	iShares MSCI EMU Small Cap UCITS ETF EUR (Acc)

CSGLDC	iShares Gold CHF Hedged (CH)

CSGLDE	iShares Gold EUR Hedged (CH)

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Global Personal Investments Policy

October 30, 2025

CSGOLD	iShares Gold (CH)

CSJP	iShares MSCI Japan UCITS ETF USD (Acc)

CSNDX	iShares NASDAQ 100 UCITS ETF USD (Acc)

CSP1	iShares Core S&P 500 UCITS ETF USD (Acc)

CSPX	iShares Core S&P 500 UCITS ETF USD (Acc)

CSPXJ	iShares Core MSCI Pacific ex-Japan UCITS ETF USD (Acc)

CSSPX	iShares Core S&P 500 UCITS ETF USD (Acc)

CSSX5E	iShares Core EURO STOXX 50 UCITS ETF EUR (Acc)

CSUKX	iShares FTSE 100 UCITS ETF GBP (Acc)

CSUS	iShares MSCI USA UCITS ETF USD (Acc)

CSUSS	iShares MSCI USA Small Cap UCITS ETF USD (Acc)

CSX5	iShares Core EURO STOXX 50 UCITS ETF EUR (Acc)

CTEC	iShares MSCI China Tech UCITS ETF USD (Acc)

CU1	iShares MSCI USA UCITS ETF USD (Acc)

CU31	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Acc) B

CU71	iShares $ Treasury Bond 3-7yr UCITS ETF USD (Acc)

CUKX	iShares FTSE 100 UCITS ETF GBP (Acc)

CUS1	iShares MSCI USA Small Cap UCITS ETF USD (Acc)

CUSS	iShares MSCI USA Small Cap UCITS ETF USD (Acc)

CYBU	iShares China CNY Bond UCITS ETF USD Hedged (Dist)

D28A	iShares iBonds Dec 2028 Term $ Corp UCITS ETF USD (Acc)

DDBB	iShares $ Development Bank Bonds UCITS ETF USD (Acc)

DFND	iShares Global Aerospace & Defence UCITS ETF USD (Acc)

DGIT	iShares Digitalisation UCITS ETF USD (Acc)

DGRO	iShares Core Dividend Growth ETF

DGTL	iShares Digitalisation UCITS ETF USD (Acc)

DH2O	iShares Global Water UCITS ETF USD (Dist)

DHYA	iShares $ High Yield Corp Bond ESG UCITS ETF USD (Acc)

DHYD	iShares $ High Yield Corp Bond ESG UCITS ETF USD (Dist)

DHYE	iShares $ High Yield Corp Bond ESG UCITS ETF USD (Acc)

DIVB	iShares Core Dividend ETF

DJCOMEX	iShares Diversified Commodity Swap UCITS ETF (DE)

DJGTEEX	iShares Dow Jones Global Titans 50 (DE)

DJMC	iShares EURO STOXX Mid UCITS ETF EUR (Dist)

DJSC	iShares EURO STOXX Small UCITS ETF EUR (Dist)

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Global Personal Investments Policy

October 30, 2025

DLTM	iShares MSCI EM Latin America UCITS ETF USD (Dist)

DMAX	iShares Large Cap Max Buffer Dec ETF

DMXF	iShares ESG Advanced MSCI EAFE ETF

DRDR	iShares Healthcare Innovation UCITS ETF USD (Acc)

DSI	iShares ESG MSCI KLD 400 ETF

DTLA	iShares $ Treasury Bond 20+yr UCITS ETF USD (Acc)

DTLC	iShares $ Treasury Bond 20+yr UCITS ETF CHF Hedged (Dist)

DTLE	iShares $ Treasury Bond 20+yr UCITS ETF EUR Hedged (Dist)

DTMXx	iShares $ Treasury Bond 20+yr UCITS ETF MXN Hedged (Acc)

DVY	iShares Select Dividend ETF

DVYE	iShares Emerging Markets Dividend ETF

DYNF	BLACKROCK U.S. EQUITY FACTOR ROTAT*

EAGG	iShares ESG Aware U.S. Aggregate Bond ETF

EAOA	iShares ESG Aware 80/20 Aggressive Allocation ETF

EAOK	iShares ESG Aware 30/70 Conservative Allocation ETF

EAOM	iShares ESG Aware 40/60 Moderate Allocation ETF

EAOR	iShares ESG Aware 60/40 Balanced Allocation ETF

EBMMEX	iShares eb.rexx® Money Market (DE)

ECAR	iShares Electric Vehicles and Driving Technology UCITS ETF USD (Acc)

EDG2	iShares MSCI EM ESG Enhanced UCITS ETF USD (Acc)

EDM2	iShares MSCI EM ESG Enhanced UCITS ETF USD (Acc)

EDM4	iShares MSCI EMU ESG Enhanced UCITS ETF EUR (Acc)

EDM6	iShares MSCI Europe ESG Enhanced UCITS ETF EUR (Acc)

EDME	iShares MSCI USA ESG Enhanced UCITS ETF USD (Acc)

EDMJ	iShares MSCI Japan ESG Enhanced UCITS ETF USD (Acc)

EDMU	iShares MSCI USA ESG Enhanced UCITS ETF USD (Acc)

EDMW	iShares MSCI World ESG Enhanced UCITS ETF USD (Acc)

EDMWx	iShares MSCI World ESG Enhanced UCITS ETF USD (Acc)

EEDG	iShares MSCI USA ESG Enhanced UCITS ETF USD (Dist)

EEDM	iShares MSCI EM ESG Enhanced UCITS ETF USD (Dist)

EEDS	iShares MSCI USA ESG Enhanced UCITS ETF USD (Dist)

EEM	iShares MSCI Emerging Markets ETF

EEMA	iShares MSCI Emerging Markets Asia ETF

EEMV	iShares MSCI Emerging Markets Min Vol Factor ETF

EEUD	iShares MSCI Europe ESG Enhanced UCITS ETF EUR (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

EEWD	iShares MSCI World ESG Enhanced UCITS ETF USD (Dist)

EEWDx	iShares MSCI World ESG Enhanced UCITS ETF USD (Dist)

EEWG	iShares MSCI World ESG Enhanced UCITS ETF USD (Dist)

EEX5	iShares € Corp Bond ex-Financials 1-5yr ESG UCITS ETF EUR (Dist)

EFA	iShares MSCI EAFE ETF

EFAV	iShares MSCI EAFE Min Vol Factor ETF

EFG	iShares MSCI EAFE Growth ETF

EFRN	iShares € Floating Rate Bond ESG UCITS ETF

EFV	iShares MSCI EAFE Value ETF

EGDM	iShares MSCI EM ESG Enhanced UCITS ETF USD (Dist)

EGLN	iShares Physical Gold ETC

EGMW	iShares MSCI World ESG Enhanced UCITS ETF USD (Acc)

EHYA	iShares € High Yield Corp Bond ESG UCITS ETF EUR (Acc)

EIDO	iShares MSCI Indonesia ETF

EIMI	iShares Core MSCI EM IMI UCITS ETF USD (Acc)

EIMU	iShares Core MSCI EM IMI UCITS ETF USD (Dist)

EIMUx	iShares Core MSCI EM IMI UCITS ETF USD (Dist)

EJPY	iShares MSCI Japan ESG Enhanced UCITS ETF USD (Acc)

EMB	iShares J.P. Morgan USD Emerging Markets Bond ETF

EMBE	iShares J.P. Morgan $ EM Bond EUR Hedged UCITS ETF (Dist)

EMCA	iShares J.P. Morgan $ EM Corp Bond UCITS ETF USD (Acc)

EMCP	iShares $ EM Corp Bond UCITS ETF USD (Dist)

EMCR	iShares $ EM Corp Bond UCITS ETF USD (Dist)

EMEG	iShares MSCI EM ESG Enhanced UCITS ETF USD (Acc)

EMES	iShares J.P. Morgan ESG $ EM Bond UCITS ETF USD (Dist)

EMGF	iShares Emerging Markets Equity Factor ETF

EMGU	iShares Core MSCI EM IMI UCITS ETF USD (Dist)

EMHY	iShares J.P. Morgan EM High Yield Bond ETF

EMIM	iShares Core MSCI EM IMI UCITS ETF USD (Acc)

EMND	iShares MSCI World ESG Enhanced UCITS ETF USD (Dist)

EMNE	iShares MSCI EMU ESG Enhanced UCITS ETF EUR (Dist)

EMNU	iShares MSCI Europe ESG Enhanced UCITS ETF EUR (Dist)

EMPA	iShares MSCI EMU Paris-Aligned Climate UCITS ETF EUR (Acc)

EMSA	iShares J.P. Morgan ESG $ EM Bond UCITS ETF USD (Acc)

EMUD	iShares MSCI EMU ESG Enhanced UCITS ETF EUR (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

EMUM	iShares MSCI EMU Mid Cap UCITS ETF EUR (Acc)

EMVL	iShares Edge MSCI EM Value Factor UCITS ETF USD (Acc)

EMXC	iShares MSCI Emerging Markets ex China ETF

ENMU	iShares MSCI EMU ESG Enhanced UCITS ETF EUR (Acc)

ENWD	iShares MSCI World ESG Enhanced UCITS ETF USD (Acc)

EPP	iShares MSCI Pacific ex Japan ETF

EQDS	iShares MSCI Europe Quality Dividend UCITS ETF EUR (Dist)

ERN1	iShares € Ultrashort Bond UCITS ETF EUR (Dist)

ERNA	iShares $ Ultrashort Bond UCITS ETF USD (Acc)

ERND	iShares $ Ultrashort Bond UCITS ETF USD (Dist)

ERNE	iShares € Ultrashort Bond UCITS ETF EUR (Dist)

ERNS	iShares £ Ultrashort Bond UCITS ETF GBP (Dist)

ERNU	iShares $ Ultrashort Bond UCITS ETF USD (Dist)

ERNX	iShares € Ultrashort Bond UCITS ETF EUR (Acc)

ES15	iShares £ Corp Bond 0-5yr UCITS ETF GBP (Dist)

ESEG	iShares MSCI Europe ESG Enhanced UCITS ETF EUR (Acc)

ESGD	iShares ESG Aware MSCI EAFE ETF

ESGE	iShares ESG Aware MSCI EM ETF

ESGU	iShares ESG Aware MSCI USA ETF

ESIF	iShares MSCI Europe Financials Sector UCITS ETF EUR (Acc)

ESIN	iShares MSCI Europe Industrials Sector UCITS ETF EUR (Acc)

ESML	iShares ESG Aware MSCI USA Small-Cap ETF

ESPX	iShares S&P 500 ESG UCITS ETF USD (Acc)

ETHA	iShares Ethereum Trust ETF

EUE	iShares EURO STOXX 50 UCITS ETF EUR (Dist)

EUEA	iShares EURO STOXX 50 UCITS ETF EUR (Dist)

EUED	iShares € Ultrashort Bond ESG UCITS ETF EUR (Dist)

EUFN	iShares MSCI Europe Financials ETF

EUMD	iShares MSCI Europe Mid Cap UCITS ETF EUR (Acc)

EUN	iShares STOXX Europe 50 UCITS ETF EUR (Dist)

EUN0	iShares Edge MSCI Europe Minimum Volatility UCITS ETF EUR (Acc)

EUN1	iShares STOXX Europe 50 UCITS ETF EUR (Dist)

EUN2	iShares EURO STOXX 50 UCITS ETF EUR (Dist)

EUN3	iShares Global Govt Bond UCITS ETF USD (Dist)

EUN4	iShares € Aggregate Bond UCITS ETF EUR (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

EUN5	iShares Core € Corp Bond UCITS ETF EUR (Dist)

EUNA	iShares STOXX Europe 50 UCITS ETF EUR (Dist)

EUNE	iShares EURO STOXX 50 UCITS ETF EUR (Dist)

EUNH	iShares Core € Govt Bond UCITS ETF EUR (Dist)

EUNK	iShares MSCI Europe UCITS ETF EUR (Acc)

EUNL	iShares Core MSCI World UCITS ETF USD (Acc)

EUNM	iShares MSCI EM UCITS ETF USD (Acc)

EUNN	iShares Core MSCI Japan IMI UCITS ETF USD (Acc)

EUNS	iShares € Corp Bond ex-Financials 1-5yr ESG UCITS ETF EUR (Dist)

EUNT	iShares € Corp Bond 1-5yr UCITS ETF EUR (Dist)

EUNU	iShares Global Aggregate Bond UCITS ETF USD (Dist)

EUNW	iShares € High Yield Corp Bond UCITS ETF EUR (Dist)

EUNX	iShares US Aggregate Bond UCITS ETF USD (Dist)

EUNY	iShares EM Dividend UCITS ETF USD (Dist)

EUSA	iShares MSCI USA Equal Weighted ETF

EWA	iShares MSCI Australia ETF

EWC	iShares MSCI Canada ETF

EWG	iShares MSCI Germany ETF

EWJ	iShares MSCI Japan ETF

EWJV	iShares MSCI Japan Value ETF

EWN	iShares MSCI Netherlands ETF

EWQ	iShares MSCI France ETF

EWSP	iShares S&P 500 Equal Weight UCITS ETF USD (Acc)

EWSX	iShares S&P 500 Equal Weight UCITS ETF USD (Acc)

EWT	iShares MSCI Taiwan ETF

EWU	iShares MSCI United Kingdom ETF

EWY	iShares MSCI South Korea ETF

EWZ	iShares MSCI Brazil ETF

EWZS	iShares MSCI Brazil Small-Cap ETF

EXCH	iShares MSCI EM ex China UCITS ETF USD (Acc)

EXCS	iShares MSCI EM ex-China UCITS ETF USD (Acc)

EXI	iShares Global Industrials ETF

EXIE	iShares STOXX Europe 600 UCITS ETF (DE) EUR (Acc)

EXVM	iShares eb.rexx® Money Market (DE)

EXXY	iShares Dow Jones-UBS Commodity Swap (DE)

Limited

Global Personal Investments Policy

October 30, 2025

EZU	iShares MSCI Eurozone ETF

FALN	iShares Fallen Angels USD Bond ETF

FLO5	iShares $ Floating Rate Bond UCITS ETF

FLOA	iShares $ Floating Rate Bond UCITS ETF USD (Acc)

FLOT	iShares $ Floating Rate Bond UCITS ETF

FLTR	iShares $ Floating Rate Bond UCITS ETF

FSWD	iShares Edge MSCI World Multifactor UCITS ETF USD (Acc)

FXC	iShares China Large Cap UCITS ETF USD (Dist)

FXI	iShares China Large-Cap ETF

GADUx	iShares $ Treasury Bond UCITS ETF AUD Hedged (Dist)

GCAR	iShares Electric Vehicles and Driving Technology UCITS ETF USD (Acc)

GEDM	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Dist)

GLUH	iShares Core UK Gilts UCITS ETF USD Hedged (Dist)

GMES	iShares J.P. Morgan ESG $ EM Bond UCITS ETF EUR Hedged (Acc)

GMMF	iShares Government Money Market ETF

GOVP	iShares $ Treasury Bond UCITS ETF GBP Hedged (Dist)

GOVT	iShares $ Treasury Bond UCITS ETF USD (Dist)

GOVZ	iShares 25+ Year Treasury STRIPS Bond ETF

GPSA	iShares MSCI USA ESG Screened UCITS ETF USD (Acc)

GSG	iShares S&P GSCI Commodity-Indexed Trust

GSPX	iShares Core S&P 500 UCITS ETF GBP Hedged (Dist)

GVI	iShares Intermediate Government/Credit Bond ETF

HAWX	iShares Currency Hedged MSCI ACWI ex U.S. ETF

HDIQ	iShares MSCI USA Quality Dividend UCITS ETF USD (Dist)

HDV	iShares Core High Dividend ETF

HEAL	iShares Healthcare Innovation UCITS ETF USD (Acc)

HEEM	iShares Currency Hedged MSCI Emerging Markets ETF

HEFA	iShares Currency Hedged MSCI EAFE ETF

HEWJ	iShares Currency Hedged MSCI Japan ETF

HEZU	iShares Currency Hedged MSCI Eurozone ETF

HIGH	iShares € High Yield Corp Bond UCITS ETF EUR (Acc)

HSCZ	iShares Currency Hedged MSCI EAFE Small-Cap ETF

HYDB	iShares High Yield Systematic Bond ETF

HYEA	iShares Global High Yield Corp Bond UCITS ETF USD (Acc)

HYG	iShares iBoxx $ High Yield Corporate Bond ETF

Limited

Global Personal Investments Policy

October 30, 2025

HYGH	iShares Interest Rate Hedged High Yield Bond ETF

HYGI	iShares Inflation Hedged High Yield Bond ETF

HYGW	iShares High Yield Corporate Bond BuyWrite Strategy ETF

HYLA	iShares Global High Yield Corp Bond UCITS ETF USD (Acc)

HYLD	iShares Global High Yield Corp Bond UCITS ETF USD (Dist)

HYLE	iShares Global High Yield Corp Bond UCITS ETF EUR Hedged (Dist)

HYUS	iShares Broad $ High Yield Corp Bond UCITS ETF USD (Dist)

I37Mx	iShares $ Treasury Bond 3-7yr UCITS ETF MXN Hedged (Acc)

IAGG	iShares Core International Aggregate Bond ETF

IAK	iShares U.S. Insurance ETF

IASH	iShares MSCI China A UCITS ETF USD (Acc)

IASP	iShares Asia Property Yield UCITS ETF USD (Dist)

IAU	iShares Gold Trust

IAUM	iShares Gold Trust Micro

IAUP	iShares Gold Producers UCITS ETF USD (Acc)

IB01	iShares $ Treasury Bond 0-1yr UCITS ETF USD (Acc)

IB1MXX	iShares $ Treasury Bond 0-1yr UCITS ETF MXN Hedged (Acc)

IB1T	iShares Bitcoin ETP

IB25	iShares iBonds Dec 2025 Term € Corp UCITS ETF EUR (Acc)

IB26	iShares iBonds Dec 2026 Term € Corp UCITS ETF EUR (Dist)

IB27	iShares iBonds Dec 2027 Term € Corp UCITS ETF EUR (Acc)

IB28	iShares iBonds Dec 2028 Term € Corp UCITS ETF EUR (Dist)

IBB	iShares Biotechnology ETF

IBB1	iShares $ Treasury Bond 7-10yr UCITS ETF EUR Hedged (Dist)

IBC3	iShares Core MSCI EM IMI UCITS ETF USD (Dist)

IBC9	iShares Global High Yield Corp Bond UCITS ETF USD (Dist)

IBCC	iShares $ Treasury Bond 0-1yr UCITS ETF USD (Dist)

IBCD	iShares $ Corp Bond UCITS ETF USD (Dist)

IBCF	iShares S&P 500 EUR Hedged UCITS ETF (Acc)

IBCG	iShares MSCI Japan EUR Hedged UCITS ETF (Acc)

IBCH	iShares MSCI World EUR Hedged UCITS ETF (Acc)

IBCK	iShares Edge S&P 500 Minimum Volatility UCITS ETF USD (Acc)

IBCL	iShares € Govt Bond 15-30yr UCITS ETF EUR (Dist)

IBCQ	iShares Global Corp Bond EUR Hedged UCITS ETF (Dist)

IBCS	iShares € Corp Bond Large Cap UCITS ETF EUR (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

IBCX	iShares € Corp Bond Large Cap UCITS ETF EUR (Dist)

IBCZ	iShares Edge MSCI World Multifactor UCITS ETF USD (Acc)

IBDQ	iShares® iBonds® Dec 2025 Term Corporate ETF

IBDR	iShares® iBonds® Dec 2026 Term Corporate ETF

IBDS	iShares® iBonds® Dec 2027 Term Corporate ETF

IBDT	iShares® iBonds® Dec 2028 Term Corporate ETF

IBDU	iShares® iBonds® Dec 2029 Term Corporate ETF

IBDV	iShares® iBonds® Dec 2030 Term Corporate ETF

IBDW	iShares® iBonds® Dec 2031 Term Corporate ETF

IBDX	iShares® iBonds® Dec 2032 Term Corporate ETF

IBDY	iShares® iBonds® Dec 2033 Term Corporate ETF

IBDZ	iShares® iBonds® Dec 2034 Term Corporate ETF

IBGA	iShares® iBonds® Dec 2044 Term Treasury ETF

IBGK	iShares® iBonds® Dec 2054 Term Treasury ETF

IBGL	iShares € Govt Bond 15-30yr UCITS ETF EUR (Dist)

IBGT	iShares $ Treasury Bond 1-3yr UCITS ETF GBP Hedged (Acc)

IBHE	iShares® iBonds® 2025 Term High Yield and Income ETF

IBHF	iShares® iBonds® 2026 Term High Yield and Income ETF

IBIB	iShares® iBonds® Oct 2025 Term TIPS ETF

IBIC	iShares® iBonds® Oct 2026 Term TIPS ETF

IBID	iShares® iBonds® Oct 2027 Term TIPS ETF

IBIE	iShares® iBonds® Oct 2028 Term TIPS ETF

IBIF	iShares® iBonds® Oct 2029 Term TIPS ETF

IBIG	iShares® iBonds® Oct 2030 Term TIPS ETF

IBIH	iShares® iBonds® Oct 2031 Term TIPS ETF

IBII	iShares® iBonds® Oct 2032 Term TIPS ETF

IBIJ	iShares® iBonds® Oct 2033 Term TIPS ETF

IBIK	iShares® iBonds® Oct 2034 Term TIPS ETF

IBIT	iShares Bitcoin Trust ETF

IBMN	iShares® iBonds® Dec 2025 Term Muni Bond ETF

IBTA	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Acc)

IBTC	iShares $ Treasury Bond 1-3yr UCITS ETF CHF Hedged (Acc)

IBTE	iShares $ Treasury Bond 1-3yr UCITS ETF EUR Hedged (Acc)

IBTF	iShares® iBonds® Dec 2025 Term Treasury ETF

IBTG	iShares $ Treasury Bond 1-3yr UCITS ETF GBP Hedged (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

IBTH	iShares® iBonds® Dec 2027 Term Treasury ETF

IBTI	iShares® iBonds® Dec 2028 Term Treasury ETF

IBTJ	iShares® iBonds® Dec 2029 Term Treasury ETF

IBTK	iShares® iBonds® Dec 2030 Term Treasury ETF

IBTL	iShares $ Treasury Bond 20+yr UCITS ETF USD (Dist)

IBTM	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Dist)

IBTMXX	iShares $ Treasury Bond 1-3yr UCITS ETF MXN Hedged (Acc)

IBTO	iShares® iBonds® Dec 2033 Term Treasury ETF

IBTP	iShares® iBonds® Dec 2034 Term Treasury ETF

IBTS	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Dist)

IBTU	iShares $ Treasury Bond 0-1yr UCITS ETF USD (Dist)

ICDU	iShares S&P 500 Consumer Discretionary Sector UCITS ETF USD (Acc)

ICGA	iShares MSCI China UCITS ETF USD (Acc)

ICGB	iShares China CNY Bond UCITS ETF USD (Dist)

ICHD	iShares MSCI China UCITS ETF USD (Dist)

ICHN	iShares MSCI China UCITS ETF (Acc)

ICLN	iShares Global Clean Energy ETF

ICOM	iShares Diversified Commodity Swap UCITS ETF USD (Acc)

ICOV	iShares € Covered Bond UCITS ETF EUR (Dist)

ICVT	iShares Convertible Bond ETF

IDAR	iShares Asia Property Yield UCITS ETF USD (Dist)

IDBT	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Dist)

IDEM	iShares MSCI EM UCITS ETF USD (Dist)

IDEV	iShares Core MSCI International Developed Markets ETF

IDFF	iShares MSCI AC Far East ex-Japan UCITS ETF USD (Dist)

IDFX	iShares China Large Cap UCITS ETF USD (Dist)

IDGA	iShares $ Treasury Bond 20+yr UCITS ETF GBP Hedged (Acc)

IDIN	iShares Global Infrastructure UCITS ETF USD (Dist)

IDJP	iShares MSCI Japan Small Cap UCITS ETF USD (Dist)

IDKO	iShares MSCI Korea UCITS ETF USD (Dist)

IDNA	iShares MSCI North America UCITS ETF USD (Dist)

IDP6	iShares S&P Small Cap 600 UCITS ETF USD (Dist)

IDPE	iShares Listed Private Equity UCITS ETF USD (Dist)

IDSE	iShares MSCI Europe SRI UCITS ETF USD (Acc)

IDTC	iShares $ Treasury Bond 7-10yr UCITS ETF CHF Hedged (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

IDTG	iShares $ Treasury Bond 20+yr UCITS ETF GBP Hedged (Dist)

IDTL	iShares $ Treasury Bond 20+yr UCITS ETF USD (Dist)

IDTM	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Dist)

IDTP	iShares $ TIPS UCITS ETF USD (Acc)

IDTW	iShares MSCI Taiwan UCITS ETF USD (Dist)

IDTXx	iShares $ Treasury Bond 7-10yr UCITS ETF MXN Hedged (Acc)

IDUP	iShares US Property Yield UCITS ETF USD (Dist)

IDUS	iShares S&P 500 UCITS ETF USD (Dist)

IDV	iShares International Select Dividend ETF

IDWP	iShares Developed Markets Property Yield UCITS ETF USD (Dist)

IDWR	iShares MSCI World UCITS ETF USD (Dist)

IE15	iShares € Corp Bond 1-5yr UCITS ETF EUR (Dist)

IE1A	iShares € Corp Bond 1-5yr UCITS ETF EUR (Acc)

IE3E	iShares € Corp Bond 0-3yr ESG UCITS ETF EUR (Acc)

IEAA	iShares Core € Corp Bond UCITS ETF EUR (Acc)

IEAC	iShares Core € Corp Bond UCITS ETF EUR (Dist)

IEAG	iShares € Aggregate Bond UCITS ETF EUR (Dist)

IEAU	iShares Core € Corp Bond UCITS ETF USD Hedged (Acc)

IEBC	iShares Core € Corp Bond UCITS ETF EUR (Dist)

IEDY	iShares EM Dividend UCITS ETF USD (Dist)

IEEM	iShares MSCI EM UCITS ETF USD (Dist)

IEF	iShares 7-10 Year Treasury Bond ETF

IEFA	iShares Core MSCI EAFE ETF

IEFM	iShares Edge MSCI Europe Momentum Factor UCITS ETF EUR (Acc)

IEFQ	iShares Edge MSCI Europe Quality Factor UCITS ETF EUR (Acc)

IEFV	iShares Edge MSCI Europe Value Factor UCITS ETF EUR (Acc)

IEGA	iShares Core € Govt Bond UCITS ETF EUR (Dist)

IEGS	iShares Core € Govt Bond UCITS ETF EUR (Acc)

IEI	iShares 3-7 Year Treasury Bond ETF

IEMA	iShares MSCI EM UCITS ETF USD (Acc)

IEMB	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Dist)

IEMG	iShares Core MSCI Emerging Markets ETF

IEML	iShares EM Local Govt Bond UCITS ETF USD (Dist)

IEMM	iShares MSCI EM UCITS ETF USD (Dist)

IEMO	iShares Edge MSCI Europe Momentum Factor UCITS ETF EUR (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

IEMU	iShares MSCI EMU UCITS ETF EUR (Acc)

IEQU	iShares Edge MSCI Europe Quality Factor UCITS ETF EUR (Acc)

IESE	iShares MSCI Europe SRI UCITS ETF EUR (Acc)

IESG	iShares MSCI Europe SRI UCITS ETF EUR (Acc)

IEUR	iShares Core MSCI Europe ETF

IEUX	iShares MSCI Europe ex-UK UCITS ETF EUR (Dist)

IEV	iShares Europe ETF

IEVD	iShares Electric Vehicles and Driving Technology UCITS ETF USD (Acc)

IEVL	iShares Edge MSCI Europe Value Factor UCITS ETF EUR (Acc)

IFFF	iShares MSCI AC Far East ex-Japan UCITS ETF USD (Dist)

IFRA	iShares U.S. Infrastructure ETF

IFRB	iShares France Govt Bond UCITS ETF EUR (Dist)

IFSD	iShares Edge MSCI Europe Multifactor UCITS ETF EUR (Dist)

IFSW	iShares Edge MSCI World Multifactor UCITS ETF USD (Acc)

IGBH	iShares Interest Rate Hedged Long-Term Corporate Bond ETF

IGE	iShares North American Natural Resources ETF

IGEB	iShares Investment Grade Systematic Bond ETF

IGF	iShares Global Infrastructure ETF

IGHY	iShares Global High Yield Corp Bond UCITS ETF USD (Dist)

IGIB	iShares 5-10 Year Investment Grade Corporate Bond ETF

IGLB	iShares 10+ Year Investment Grade Corporate Bond ETF

IGLD	iShares Physical Gold EUR Hedged ETC

IGLE	iShares Global Govt Bond UCITS ETF EUR Hedged (Dist)

IGLG	iShares Physical Gold GBP Hedged ETC

IGLH	iShares Global Govt Bond UCITS ETF GBP Hedged (Dist)

IGLN	iShares Physical Gold ETC

IGLO	iShares Global Govt Bond UCITS ETF USD (Dist)

IGLT	iShares Core UK Gilts UCITS ETF GBP (Dist)

IGM	iShares Expanded Tech Sector ETF

IGOV	iShares International Treasury Bond ETF

IGRO	iShares International Dividend Growth ETF

IGSB	iShares 1-5 Year Investment Grade Corporate Bond ETF

IGSD	iShares $ Short Duration Corp Bond UCITS ETF USD (Dist)

IGSG	iShares Dow Jones Global Sustainability Screened UCITS ETF USD (Acc)

IGSU	iShares Dow Jones Global Sustainability Screened UCITS ETF USD (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

IGTA	iShares $ Treasury Bond 7-10yr UCITS ETF GBP Hedged (Acc)

IGTM	iShares $ Treasury Bond 7-10yr UCITS ETF GBP Hedged (Dist)

IGUS	iShares S&P 500 GBP Hedged UCITS ETF (Acc)

IGV	iShares Expanded Tech-Software Sector ETF

IH2O	iShares Global Water UCITS ETF USD (Dist)

IHCU	iShares S&P 500 Health Care Sector UCITS ETF USD (Acc)

IHF	iShares U.S. Healthcare Providers ETF

IHYA	iShares $ High Yield Corp Bond UCITS ETF USD (Acc)

IHYG	iShares € High Yield Corp Bond UCITS ETF EUR (Dist)

IHYU	iShares $ High Yield Corp Bond UCITS ETF USD (Dist)

IIND	iShares MSCI India UCITS ETF USD (Acc)

IISU	iShares S&P 500 Industrials Sector UCITS ETF USD (Acc)

IITB	iShares Italy Govt Bond UCITS ETF EUR (Dist)

IITU	iShares S&P 500 Information Technology Sector UCITS ETF USD (Acc)

IJH	iShares Core S&P Mid-Cap ETF

IJJ	iShares S&P Mid-Cap 400 Value ETF

IJK	iShares S&P Mid-Cap 400 Growth ETF

IJPA	iShares Core MSCI Japan IMI UCITS ETF USD (Acc)

IJPD	iShares MSCI Japan USD Hedged UCITS ETF (Acc)

IJPE	iShares MSCI Japan EUR Hedged UCITS ETF (Acc)

IJPN	iShares MSCI Japan UCITS ETF USD (Dist)

IJPU	iShares MSCI Japan UCITS ETF USD (Dist)

IJR	iShares Core S&P Small-Cap ETF

IJS	iShares S&P Small-Cap 600 Value ETF

IJT	iShares S&P Small-Cap 600 Growth ETF

IKOR	iShares MSCI Korea UCITS ETF USD (Dist)

IKRA	iShares MSCI Korea UCITS ETF USD (Dist)

ILCB	iShares Morningstar U.S. Equity ETF

ILCG	iShares Morningstar Growth ETF

ILTB	iShares Core 10+ Year USD Bond ETF

IMAE	iShares MSCI Europe UCITS ETF EUR (Acc)

IMCG	iShares Morningstar Mid-Cap Growth ETF

IMEA	iShares MSCI Europe UCITS ETF EUR (Acc)

IMEU	iShares MSCI Europe UCITS ETF EUR (Dist)

IMTM	iShares MSCI Intl Momentum Factor ETF

Limited

Global Personal Investments Policy

October 30, 2025

IMV	iShares Edge MSCI Europe Minimum Volatility UCITS ETF EUR (Acc)

IMVU	iShares Edge MSCI Europe Minimum Volatility UCITS ETF EUR (Acc)

INAA	iShares MSCI North America UCITS ETF USD (Dist)

INDA	iShares MSCI India ETF

INDY	iShares India 50 ETF

INFR	iShares Global Infrastructure UCITS ETF USD (Dist)

INRG	iShares Global Clean Energy UCITS ETF USD (Dist)

INTF	iShares International Equity Factor ETF

IOGP	iShares Oil & Gas Exploration & Production UCITS ETF USD (Acc)

IOO	iShares Global 100 ETF

IPAC	iShares Core MSCI Pacific ETF

IPRE	iShares European Property Yield UCITS ETF EUR (Acc)

IPRP	iShares European Property Yield UCITS ETF EUR (Dist)

IPRV	iShares Listed Private Equity UCITS ETF USD (Dist)

IQLT	iShares MSCI Intl Quality Factor ETF

IQQ0	iShares Edge MSCI World Minimum Volatility UCITS ETF USD (Acc)

IQQ4	iShares Asia Property Yield UCITS ETF USD (Dist)

IQQ6	iShares Developed Markets Property Yield UCITS ETF USD (Dist)

IQQ7	iShares US Property Yield UCITS ETF USD (Dist)

IQQC	iShares China Large Cap UCITS ETF USD (Dist)

IQQD	iShares UK Dividend UCITS ETF GBP (Dist)

IQQE	iShares MSCI EM UCITS ETF USD (Dist)

IQQF	iShares MSCI AC Far East ex-Japan UCITS ETF USD (Dist)

IQQH	iShares Global Clean Energy UCITS ETF USD (Dist)

IQQI	iShares Global Infrastructure UCITS ETF USD (Dist)

IQQJ	iShares MSCI Japan UCITS ETF USD (Dist)

IQQK	iShares MSCI Korea UCITS ETF USD (Dist)

IQQL	iShares Listed Private Equity UCITS ETF USD (Dist)

IQQM	iShares EURO STOXX Mid UCITS ETF EUR (Dist)

IQQN	iShares MSCI North America UCITS ETF USD (Dist)

IQQP	iShares European Property Yield UCITS ETF EUR (Dist)

IQQQ	iShares Global Water UCITS ETF USD (Dist)

IQQS	iShares EURO STOXX Small UCITS ETF EUR (Dist)

IQQT	iShares MSCI Taiwan UCITS ETF USD (Dist)

IQQU	iShares MSCI Europe ex-UK UCITS ETF EUR (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

IQQW	iShares MSCI World UCITS ETF USD (Dist)

IQQY	iShares MSCI Europe UCITS ETF EUR (Dist)

IRTR	iShares® LifePath® Retirement ETF

IS02	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Acc)

IS04	iShares $ Treasury Bond 20+yr UCITS ETF USD (Dist)

IS0D	iShares Oil & Gas Exploration & Production UCITS ETF USD (Acc)

IS0E	iShares Gold Producers UCITS ETF USD (Acc)

IS0L	iShares Germany Govt Bond UCITS ETF EUR (Dist)

IS0M	iShares Italy Govt Bond UCITS ETF EUR (Dist)

IS0P	iShares Spain Govt Bond UCITS ETF EUR (Dist)

IS0Q	iShares $ EM Corp Bond UCITS ETF USD (Dist)

IS0R	iShares $ High Yield Corp Bond UCITS ETF USD (Dist)

IS0X	iShares Global Corp Bond UCITS ETF USD (Dist)

IS15	iShares £ Corp Bond 0-5yr UCITS ETF GBP (Dist)

IS3C	iShares J.P. Morgan $ EM Bond EUR Hedged UCITS ETF (Dist)

IS3H	iShares MSCI EMU Mid Cap UCITS ETF EUR (Acc)

IS3J	iShares $ Short Duration Corp Bond UCITS ETF USD (Dist)

IS3K	iShares $ Short Duration High Yield Corp Bond UCITS ETF USD (Dist)

IS3L	iShares $ Ultrashort Bond UCITS ETF USD (Dist)

IS3M	iShares € Ultrashort Bond UCITS ETF EUR (Dist)

IS3N	iShares Core MSCI EM IMI UCITS ETF USD (Acc)

IS3Q	iShares Edge MSCI World Quality Factor UCITS ETF USD (Acc)

IS3R	iShares Edge MSCI World Momentum Factor UCITS ETF USD (Acc)

IS3S	iShares Edge MSCI World Value Factor UCITS ETF USD (Acc)

IS3T	iShares Edge MSCI World Size Factor UCITS ETF USD (Acc)

ISAC	iShares MSCI ACWI UCITS ETF USD (Acc)

ISDW	iShares MSCI World Islamic UCITS ETF USD (Dist)

ISED	iShares MSCI Europe SRI UCITS ETF EUR (Dist)

ISEU	iShares MSCI Europe UCITS ETF EUR (Dist)

ISF	iShares Core FTSE 100 UCITS ETF GBP (Dist)

ISFA	iShares Core FTSE 100 UCITS ETF GBP (Dist)

ISFD	iShares Core FTSE 100 UCITS ETF USD Hedged (Acc)

ISFE	iShares Core FTSE 100 UCITS ETF GBP (Acc)

iSFF101	iShares Core MSCI EM IMI UCITS ETF USD (Acc)

iSFF102	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

iSFF103	iShares $ Corp Bond UCITS ETF USD (Acc)

iSFF201	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Acc)

iSFF202	iShares $ TIPS UCITS ETF USD (Acc)

iSFF203	iShares $ High Yield Corp Bond UCITS ETF USD (Acc)

iSFF204	iShares $ Floating Rate Bond UCITS ETF USD (Acc)

iSFF301	iShares MSCI Europe UCITS ETF EUR (Acc)

iSFF302	iShares Global Aggregate Bond UCITS ETF USD Hedged (Acc)

iSFF401	iShares MSCI China A UCITS ETF USD (Acc)

iSFF402	iShares Healthcare Innovation UCITS ETF USD (Acc)

iSFF403	iShares Digitalisation UCITS ETF USD (Acc)

iSFF404	iShares Automation & Robotics UCITS ETF USD (Acc)

iSFF405	iShares $ Short Duration Corp Bond UCITS ETF USD (Acc)

iSFF501	iShares S&P 500 Information Technology Sector UCITS ETF USD (Acc)

iSFF502	iShares S&P 500 Health Care Sector UCITS ETF USD (Acc)

iSFF503	iShares S&P 500 Financials Sector UCITS ETF USD (Acc)

iSFF504	iShares S&P 500 Consumer Discretionary Sector UCITS ETF USD (Acc)

iSFF505	iShares MSCI ACWI UCITS ETF USD (Acc)

iSFF701	iShares NASDAQ 100 UCITS ETF USD (Acc)

iSFF702	iShares Core S&P 500 UCITS ETF USD (Acc)

iSFF703	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Acc)

iSFF704	iShares $ Treasury Bond 3-7yr UCITS ETF USD (Acc)

ISFU	iShares Core FTSE 100 UCITS ETF GBP (Dist)

ISHG	iShares 1-3 Year International Treasury Bond ETF

ISJP	iShares MSCI Japan Small Cap UCITS ETF USD (Dist)

ISOE	iShares Gold Producers UCITS ETF USD (Acc)

ISP6	iShares S&P Small Cap 600 UCITS ETF USD (Dist)

ISPE	iShares S&P 500 Equal Weight UCITS ETF GBP Hedged (Acc)

ISTB	iShares Core 1-5 Year USD Bond ETF

ISWD	iShares MSCI World Islamic UCITS ETF USD (Dist)

ISX5	iShares Core EURO STOXX 50 UCITS ETF EUR (Acc)

IT25	iShares iBonds Dec 2025 Term $ Treasury UCITS ETF USD (Acc)

IT25Mx	iShares iBonds Dec 2025 Term $ Treasury UCITS ETF MXN Hedged (Acc)

IT27	iShares iBonds Dec 2027 Term $ Treasury UCITS ETF USD (Acc)

IT29	iShares iBonds Dec 2029 Term $ Treasury UCITS ETF USD (Acc)

ITDB	iShares® LifePath® Target Date 2030 ETF

Limited

Global Personal Investments Policy

October 30, 2025

ITDC	iShares® LifePath® Target Date 2035 ETF

ITDD	iShares® LifePath® Target Date 2040 ETF

ITDE	iShares® LifePath® Target Date 2045 ETF

ITDF	iShares® LifePath® Target Date 2050 ETF

ITDG	iShares® LifePath® Target Date 2055 ETF

ITDH	iShares® LifePath® Target Date 2060 ETF

ITDI	iShares® LifePath® Target Date 2065 ETF

ITDJ	iShares® LifePath® Target Date 2070 ETF

ITOT	iShares Core S&P Total U.S. Stock Market ETF

ITPA	iShares $ TIPS UCITS ETF GBP Hedged (Acc)

ITPD	iShares $ TIPS UCITS ETF USD (Dist)

ITPG	iShares $ TIPS UCITS ETF GBP Hedged (Dist)

ITPS	iShares $ TIPS UCITS ETF USD (Acc)

ITWN	iShares MSCI Taiwan UCITS ETF USD (Dist)

IUAA	iShares US Aggregate Bond UCITS ETF USD (Acc)

IUAE	iShares US Aggregate Bond UCITS ETF EUR Hedged (Acc)

IUAG	iShares US Aggregate Bond UCITS ETF USD (Dist)

IUCD	iShares S&P 500 Consumer Discretionary Sector UCITS ETF USD (Acc)

IUES	iShares S&P 500 EUR Hedged UCITS ETF (Acc)

IUFS	iShares S&P 500 Financials Sector UCITS ETF USD (Acc)

IUHC	iShares S&P 500 Health Care Sector UCITS ETF USD (Acc)

IUIS	iShares S&P 500 Industrials Sector UCITS ETF USD (Acc)

IUIT	iShares S&P 500 Information Technology Sector UCITS ETF USD (Acc)

IUKD	iShares UK Dividend UCITS ETF GBP (Dist)

IUMF	iShares Edge MSCI USA Momentum Factor UCITS ETF

IUMO	iShares Edge MSCI USA Momentum Factor UCITS ETF

IUQA	iShares Edge MSCI USA Quality Factor UCITS ETF

IUQD	iShares Edge MSCI USA Quality Factor UCITS ETF USD (Dist)

IUQF	iShares Edge MSCI USA Quality Factor UCITS ETF

IUS3	iShares S&P Small Cap 600 UCITS ETF USD (Dist)

IUS4	iShares MSCI Japan Small Cap UCITS ETF USD (Dist)

IUS6	iShares € Covered Bond UCITS ETF EUR (Dist)

IUS7	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Dist)

IUSA	iShares S&P 500 UCITS ETF USD (Dist)

IUSB	iShares Core Total USD Bond Market ETF

Limited

Global Personal Investments Policy

October 30, 2025

IUSC	iShares MSCI EM Latin America UCITS ETF USD (Dist)

IUSD	iShares MSCI World Islamic UCITS ETF USD (Dist)

IUSE	iShares S&P 500 EUR Hedged UCITS ETF (Acc)

IUSF	iShares Edge MSCI USA Size Factor UCITS ETF

IUSG	iShares Core S&P U.S. Growth ETF

IUSK	iShares MSCI Europe SRI UCITS ETF EUR (Acc)

IUSL	iShares Dow Jones Global Sustainability Screened UCITS ETF USD (Acc)

IUSM	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Dist)

IUSN	iShares MSCI World Small Cap UCITS ETF USD (Acc)

IUSP	iShares US Property Yield UCITS ETF USD (Dist)

IUSQ	iShares MSCI ACWI UCITS ETF USD (Acc)

IUST	iShares $ TIPS UCITS ETF USD (Acc)

IUSU	iShares $ Treasury Bond 1-3yr UCITS ETF USD (Dist)

IUSV	iShares $ Treasury Bond 20+yr UCITS ETF EUR Hedged (Dist)

IUSZ	iShares Core FTSE 100 UCITS ETF GBP (Dist)

IUVD	iShares Edge MSCI USA Value Factor UCITS ETF USD (Dist)

IUVE	iShares MSCI USA Value Factor ESG UCITS ETF USD (Acc)

IUVF	iShares Edge MSCI USA Value Factor UCITS ETF

IUVL	iShares Edge MSCI USA Value Factor UCITS ETF

IVE	iShares S&P 500 Value ETF

IVLU	iShares MSCI Intl Value Factor ETF

IVOA	iShares iBonds Dec 2028 Term € Corp UCITS ETF EUR (Acc)

IVV	iShares Core S&P 500 ETF

IVVB	iShares Large Cap Deep Buffer ETF

IVVM	iShares Large Cap Moderate Buffer ETF

IVVW	iShares S&P 500 BuyWrite ETF

IVW	iShares S&P 500 Growth ETF

IWB	iShares Russell 1000 ETF

IWC	iShares Micro-Cap ETF

IWD	iShares Russell 1000 Value ETF

IWDA	iShares Core MSCI World UCITS ETF USD (Acc)

IWDC	iShares MSCI World CHF Hedged UCITS ETF (Acc)

IWDD	iShares Core MSCI World UCITS ETF USD (Dist)

IWDE	iShares MSCI World EUR Hedged UCITS ETF (Acc)

IWDG	iShares Core MSCI World UCITS ETF GBP Hedged (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

IWDGCHF	iShares Core MSCI World UCITS ETF GBP Hedged (Dist)

IWDP	iShares Developed Markets Property Yield UCITS ETF USD (Dist)

IWDS	iShares MSCI World Swap UCITS ETF USD (Acc)

IWF	iShares Russell 1000 Growth ETF

IWFM	iShares Edge MSCI World Momentum Factor UCITS ETF USD (Acc)

IWFQ	iShares Edge MSCI World Quality Factor UCITS ETF USD (Acc)

IWFS	iShares MSCI World Mid-Cap Equal Weight UCITS ETF

IWFV	iShares Edge MSCI World Value Factor UCITS ETF USD (Acc)

IWL	iShares Russell Top 200 ETF

IWLE	iShares Core MSCI World UCITS ETF EUR Hedged (Dist)

IWM	iShares Russell 2000 ETF

IWME	iShares MSCI World Momentum Factor ESG UCITS ETF USD (Acc)

IWMO	iShares Edge MSCI World Momentum Factor UCITS ETF USD (Acc)

IWMW	iShares Russell 2000 BuyWrite ETF

IWN	iShares Russell 2000 Value ETF

IWO	iShares Russell 2000 Growth ETF

IWP	iShares Russell Mid-Cap Growth ETF

IWQU	iShares Edge MSCI World Quality Factor UCITS ETF USD (Acc)

IWR	iShares Russell Mid-Cap ETF

IWRD	iShares MSCI World UCITS ETF USD (Dist)

IWS	iShares Russell Mid-Cap Value ETF

IWSZ	iShares Edge MSCI World Size Factor UCITS ETF USD (Acc)

IWV	iShares Russell 3000 ETF

IWVE	iShares MSCI World Value Factor ESG UCITS ETF USD (Acc)

IWVL	iShares Edge MSCI World Value Factor UCITS ETF USD (Acc)

IWX	iShares Russell Top 200 Value ETF

IWY	iShares Russell Top 200 Growth ETF

IXC	iShares Global Energy ETF

IXJ	iShares Global Healthcare ETF

IXN	iShares Global Tech ETF

IXUS	iShares Core MSCI Total International Stock ETF

IYC	iShares U.S. Consumer Discretionary ETF

IYF	iShares U.S. Financials ETF

IYG	iShares U.S. Financial Services ETF

IYH	iShares U.S. Healthcare ETF

Limited

Global Personal Investments Policy

October 30, 2025

IYJ	iShares U.S. Industrials ETF

IYK	iShares U.S. Consumer Staples ETF

IYLD	iShares Morningstar Multi-Asset Income ETF

IYR	iShares U.S. Real Estate ETF

IYW	iShares U.S. Technology ETF

IYY	iShares Dow Jones U.S. ETF

JPEA	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Acc)

JPEE	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Acc)

KSA	iShares MSCI Saudi Arabia ETF

KXI	iShares Global Consumer Staples ETF

L0CK	iShares Digital Security UCITS ETF (Acc)

LDRC	iShares® iBonds® 1-5 Year Corporate Ladder ETF

LDRH	iShares® iBonds® 1-5 Year High Yield and Income Ladder ETF

LDRI	iShares® iBonds® 1-5 Year TIPS Ladder ETF

LDRT	iShares® iBonds® 1-5 Year Treasury Ladder ETF

LEMB	iShares J.P. Morgan EM Local Currency Bond ETF

LOCK	iShares Digital Security UCITS ETF USD (Acc)

LQD	iShares iBoxx $ Investment Grade Corporate Bond ETF

LQDA	iShares $ Corp Bond UCITS ETF USD (Acc)

LQDE	iShares $ Corp Bond UCITS ETF USD (Dist)

LQDH	iShares Interest Rate Hedged Corporate Bond ETF

LQDI	iShares Inflation Hedged Corporate Bond ETF

LQDS	iShares $ Corp Bond UCITS ETF USD (Dist)

LQDW	iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

LQEE	iShares $ Corp Bond UCITS ETF EUR Hedged (Dist)

LRGF	iShares U.S. Equity Factor ETF

LTAM	iShares MSCI EM Latin America UCITS ETF USD (Dist)

MACG	BlackRock ESG Multi-Asset Conservative Portfolio UCITS ETF GBP Hedged (Acc)

MACU	BlackRock ESG Multi-Asset Conservative Portfolio UCITS ETF USD Hedged (Acc)

MACV	BlackRock ESG Multi-Asset Conservative Portfolio UCITS ETF EUR (Acc)

MAGG	BlackRock ESG Multi-Asset Growth Portfolio UCITS ETF GBP Hedged (Acc)

MAGR	BlackRock ESG Multi-Asset Growth Portfolio UCITS ETF EUR (Acc)

MAGU	BlackRock ESG Multi-Asset Growth Portfolio UCITS ETF USD Hedged (Acc)

MAMG	BlackRock ESG Multi-Asset Moderate Portfolio UCITS ETF GBP Hedged (Acc)

MAXJ	iShares Large Cap Max Buffer Jun ETF

Limited

Global Personal Investments Policy

October 30, 2025

MBB	iShares MBS ETF

MCHI	iShares MSCI China ETF

MDAXEX	iShares MDAX® UCITS ETF (DE) EUR (Acc)

MIDD	iShares FTSE 250 UCITS ETF GBP (Dist)

MINV	iShares Edge MSCI World Minimum Volatility UCITS ETF USD (Acc)

MODR	BlackRock ESG Multi-Asset Moderate Portfolio UCITS ETF EUR (Acc)

MODU	BlackRock ESG Multi-Asset Moderate Portfolio UCITS ETF USD Hedged (Acc)

MPAB	iShares MSCI EMU Paris-Aligned Climate UCITS ETF EUR (Dist)

MTPI	iShares MSCI EM ex-China UCITS ETF USD (Acc)

MTUM	iShares MSCI USA Momentum Factor ETF

MUB	iShares National Muni Bond ETF

MUSA	iShares MSCI USA Swap UCITS ETF USD (Acc)

MUSD	iShares MSCI USA Swap UCITS ETF USD (Acc)

MVEA	iShares Edge MSCI USA Minimum Volatility ESG UCITS ETF USD (Acc)

MVEU	iShares Edge MSCI Europe Minimum Volatility UCITS ETF EUR (Acc)

MVEW	iShares Edge MSCI World Minimum Volatility ESG UCITS ETF USD (Acc)

MVOL	iShares Edge MSCI World Minimum Volatility UCITS ETF USD (Acc)

MVUS	iShares Edge S&P 500 Minimum Volatility UCITS ETF USD (Acc)

NASQ	iShares NASDAQ 100 Swap UCITS ETF USD (Acc)

NDIA	iShares MSCI India UCITS ETF USD (Acc)

NDXEX	iShares NASDAQ-100® (DE)

NQSE	iShares NASDAQ 100 UCITS ETF EUR Hedged (Acc)

NYF	iShares New York Muni Bond ETF

O4J0	iShares S&P 500 Equal Weight UCITS ETF USD (Acc)

OEF	iShares S&P 100 ETF

OM3F	iShares € Corp Bond ESG UCITS ETF EUR (Dist)

OM3L	iShares MSCI USA ESG Enhanced UCITS ETF USD (Dist)

OM3M	iShares $ Treasury Bond 3-7yr UCITS ETF USD (Dist)

OM3Y	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Dist)

PABU	iShares Paris-Aligned Climate MSCI USA ETF

PFF	iShares Preferred and Income Securities ETF

PICK	iShares MSCI Global Metals & Mining Producers ETF

PMMF	iShares Prime Money Market ETF

PPFB	iShares Physical Gold ETC

QDIV	iShares MSCI USA Quality Dividend UCITS ETF USD (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

QDV5	iShares MSCI India UCITS ETF USD (Acc)

QDVA	iShares Edge MSCI USA Momentum Factor UCITS ETF

QDVB	iShares Edge MSCI USA Quality Factor UCITS ETF

QDVC	iShares Edge MSCI USA Size Factor UCITS ETF

QDVD	iShares MSCI USA Quality Dividend UCITS ETF USD (Dist)

QDVE	iShares S&P 500 Information Technology Sector UCITS ETF USD (Acc)

QDVG	iShares S&P 500 Health Care Sector UCITS ETF USD (Acc)

QDVH	iShares S&P 500 Financials Sector UCITS ETF USD (Acc)

QDVI	iShares Edge MSCI USA Value Factor UCITS ETF

QDVK	iShares S&P 500 Consumer Discretionary Sector UCITS ETF USD (Acc)

QDVL	iShares € Corp Bond Sustainability Screened 0-3yr UCITS ETF EUR (Dist)

QDVR	iShares MSCI USA SRI UCITS ETF USD (Acc)

QDVS	iShares MSCI EM SRI UCITS ETF USD (Acc)

QDVW	iShares MSCI World Quality Dividend UCITS ETF USD (Dist)

QDVX	iShares MSCI Europe Quality Dividend UCITS ETF EUR (Dist)

QDVY	iShares $ Floating Rate Bond UCITS ETF

QLTA	iShares Aaa - A Rated Corporate Bond ETF

QQQ	INVESCO QQQ TRUST ETF SERIES*

QQQM	INVESCO NASDAQ ETF*

QUAL	iShares MSCI USA Quality Factor ETF

R1GB	iShares Russell 1000 Growth UCITS ETF USD (Acc)

R1GR	iShares Russell 1000 Growth UCITS ETF USD (Acc)

R1JKEX	iShares Pfandbriefe (DE)

RBOE	iShares Automation & Robotics UCITS ETF USD (Acc)

RBOT	iShares Automation & Robotics UCITS ETF USD (Acc)

RBTX	iShares Automation & Robotics UCITS ETF USD (Acc)

REET	iShares Global REIT ETF

ROLG	iShares Bloomberg Roll Select Commodity Swap UCITS ETF USD (Acc)

ROLL	iShares Bloomberg Roll Select Commodity Swap UCITS ETF USD (Acc)

S6DW	iShares MSCI World ESG Screened UCITS ETF USD (Dist)

SAEM	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Acc)

SAEMx	iShares MSCI EM IMI ESG screened UCITS ETF USD (Acc)

SAEU	iShares MSCI Europe ESG Screened UCITS ETF EUR (Acc)

SAGG	iShares Global Aggregate Bond UCITS ETF USD (Dist)

SAJP	iShares MSCI Japan ESG Screened UCITS ETF USD (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

SAJPx	iShares MSCI Japan ESG Screened UCITS ETF USD (Acc)

SASU	iShares MSCI USA ESG Screened UCITS ETF USD (Acc)

SAUM	iShares MSCI EMU ESG Screened UCITS ETF EUR (Acc)

SAWD	iShares MSCI World ESG Screened UCITS ETF USD (Acc)

SAWDx	iShares MSCI World ESG screened UCITS ETF USD (Acc)

SCJ	iShares MSCI Japan Small-Cap ETF

SCXPEX	iShares STOXX Europe Small 200 (DE)

SCZ	iShares MSCI EAFE Small-Cap ETF

SDEU	iShares Germany Govt Bond UCITS ETF EUR (Dist)

SDGPEX	iShares DJ STOXX Global Select Dividend 100

SDHA	iShares $ Short Duration High Yield Corp Bond UCITS ETF USD (Acc)

SDHG	iShares $ Short Duration High Yield Corp Bond UCITS ETF USD (Dist)

SDHY	iShares $ Short Duration High Yield Corp Bond UCITS ETF USD (Dist)

SDIA	iShares $ Short Duration Corp Bond UCITS ETF USD (Acc)

SDIG	iShares $ Short Duration Corp Bond UCITS ETF USD (Dist)

SDUS	iShares MSCI USA ESG Screened UCITS ETF USD (Dist)

SDWD	iShares MSCI World ESG Screened UCITS ETF USD (Dist)

SDWDx	iShares MSCI World ESG screened UCITS ETF USD (Dist)

SE15	iShares € Corp Bond 1-5yr UCITS ETF EUR (Dist)

SEAG	iShares € Aggregate Bond UCITS ETF EUR (Dist)

SEC0	iShares MSCI Global Semiconductors UCITS ETF USD (Acc)

SECA	iShares € Govt Bond Climate UCITS ETF EUR (Acc)

SEDM	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Dist)

SEDMx	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Dist)

SEDY	iShares EM Dividend UCITS ETF USD (Dist)

SEGA	iShares Core € Govt Bond UCITS ETF EUR (Dist)

SEGM	iShares MSCI EM IMI ESG Screened UCITS ETF USD (Acc)

SEMA	iShares MSCI EM UCITS ETF USD (Acc)

SEMB	iShares J.P. Morgan $ EM Bond UCITS ETF USD (Dist)

SEME	iShares MSCI Global Semiconductors UCITS ETF USD (Acc)

SEMI	iShares MSCI Global Semiconductors UCITS ETF USD (Acc)

SEML	iShares EM Local Govt Bond UCITS ETF USD (Dist)

SESW	iShares MSCI World SRI UCITS ETF EUR Hedged (Dist)

SGAJ	iShares MSCI Japan ESG Screened UCITS ETF USD (Acc)

SGAS	iShares MSCI USA ESG Screened UCITS ETF USD (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

SGJP	iShares MSCI Japan ESG Screened UCITS ETF USD (Acc)

SGLN	iShares Physical Gold ETC

SGLO	iShares Global Govt Bond UCITS ETF USD (Dist)

SGLU	iShares Global Govt Bond UCITS ETF USD Hedged (Acc)

SGOV	iShares 0-3 Month Treasury Bond ETF

SGWS	iShares MSCI World SRI UCITS ETF GBP Hedged (Dist)

SHIR	iShares Global Aggregate Bond ESG UCITS ETF CHF Hedged (Acc)

SHV	iShares Short Treasury Bond ETF

SHY	iShares 1-3 Year Treasury Bond ETF

SHYG	iShares € High Yield Corp Bond UCITS ETF EUR (Dist)

SHYU	iShares $ High Yield Corp Bond UCITS ETF USD (Dist)

SJPA	iShares Core MSCI Japan IMI UCITS ETF USD (Acc)

SLMA	iShares MSCI EMU ESG Screened UCITS ETF EUR (Acc)

SLMC	iShares MSCI Europe ESG Screened UCITS ETF EUR (Acc)

SLMG	iShares J.P. Morgan ESG $ EM Bond UCITS ETF EUR hedged (Acc)

SLQD	iShares 0-5 Year Investment Grade Corporate Bond ETF

SLUS	iShares MSCI USA ESG Screened UCITS ETF USD (Dist)

SLV	iShares Silver Trust

SLXX	iShares Core £ Corp Bond UCITS ETF GBP (Dist)

SMAX	iShares Large Cap Max Buffer Sep ETF

SMEA	iShares MSCI Europe UCITS ETF EUR (Acc)

SMIN	iShares MSCI India Small-Cap ETF

SMLF	iShares U.S. Small-Cap Equity Factor ETF

SMMD	iShares Russell 2500 ETF

SMMV	iShares MSCI USA Small-Cap Min Vol Factor ETF

SNA2	iShares $ Treasury Bond UCITS ETF USD (Dist)

SNAV	iShares $ Corp Bond SRI 0-3yr UCITS ETF USD (Dist)

SNAW	iShares MSCI World ESG Screened UCITS ETF USD (Acc)

SPGP	iShares Gold Producers UCITS ETF USD (Acc)

SPLV	iShares Edge S&P 500 Minimum Volatility UCITS ETF USD (Acc)

SPMD	iShares Edge S&P 500 Minimum Volatility UCITS ETF USD (Dist)

SPMV	iShares Edge S&P 500 Minimum Volatility UCITS ETF USD (Acc)

SPOG	iShares Oil & Gas Exploration & Production UCITS ETF USD (Acc)

SPY	SPDR SP ETF TRUST*

SRIL	iShares MSCI USA SRI UCITS ETF USD (Dist)

Limited

Global Personal Investments Policy

October 30, 2025

SSAC	iShares MSCI ACWI UCITS ETF USD (Acc)

SSACCHF	iShares MSCI ACWI UCITS ETF USD (Acc)

STIP	iShares 0-5 Year TIPS Bond ETF

SUA0	iShares € Corp Bond ESG UCITS ETF EUR (Acc)

SUAG	iShares US Aggregate Bond UCITS ETF USD (Dist)

SUAS	iShares MSCI USA SRI UCITS ETF USD (Acc)

SUAU	iShares MSCI USA SRI UCITS ETF USD (Acc)

SUB	iShares Short-Term National Muni Bond ETF

SUES	iShares MSCI EM SRI UCITS ETF USD (Acc)

SUOA	iShares $ Corp Bond ESG UCITS ETF USD (Acc)

SUOE	iShares € Corp Bond ESG UCITS ETF EUR (Dist)

SUOU	iShares $ Corp Bond ESG UCITS ETF USD (Dist)

SUSA	iShares MSCI USA ESG Select ETF

SUSB	iShares ESG Aware 1-5 Year USD Corporate Bond ETF

SUSC	iShares ESG Aware USD Corporate Bond ETF

SUSE	iShares € Corp Bond SRI 0-3yr UCITS ETF (Dist)

SUSL	iShares ESG MSCI USA Leaders ETF

SUSM	iShares MSCI EM SRI UCITS ETF USD (Acc)

SUSS	iShares € Corp Bond Sustainability Screened 0-3yr UCITS ETF EUR (Dist)

SUSU	iShares $ Corp Bond 0-3yr ESG UCITS ETF USD (Dist)

SUSW	iShares MSCI World SRI UCITS ETF EUR (Acc)

SUUS	iShares MSCI USA SRI UCITS ETF USD (Acc)

SUWG	iShares MSCI World SRI UCITS ETF USD (Dist)

SUWS	iShares MSCI World SRI UCITS ETF USD (Dist)

SWDA	iShares Core MSCI World UCITS ETF USD (Acc)

SX5EEX	iShares EURO STOXX 50 UCITS ETF (DE)

SX7PEX	iShares STOXX Europe 600 Banks (DE)

SXDPEX	iShares STOXX Europe 600 Health Care (DE)

SXNPEX	iShares STOXX Europe 600 Industrial Goods & Services (DE)

SXR0	iShares Edge MSCI World Minimum Volatility UCITS ETF EUR Hedged (Acc)

SXR1	iShares Core MSCI Pacific ex-Japan UCITS ETF USD (Acc)

SXR2	iShares MSCI Canada UCITS ETF USD (Acc)

SXR4	iShares MSCI USA UCITS ETF USD (Acc)

SXR5	iShares MSCI Japan UCITS ETF USD (Acc)

SXR7	iShares MSCI EMU UCITS ETF EUR (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

SXR8	iShares Core S&P 500 UCITS ETF USD (Acc)

SXRG	iShares MSCI USA Small Cap UCITS ETF USD (Acc)

SXRH	iShares $ TIPS 0-5 UCITS ETF

SXRJ	iShares MSCI EMU Small Cap UCITS ETF EUR (Acc)

SXRL	iShares $ Treasury Bond 3-7yr UCITS ETF USD (Acc)

SXRM	iShares $ Treasury Bond 7-10yr UCITS ETF USD (Acc)

SXRP	iShares € Govt Bond 3-7yr UCITS ETF EUR (Acc)

SXRS	iShares Diversified Commodity Swap UCITS ETF USD (Acc)

SXRT	iShares Core EURO STOXX 50 UCITS ETF EUR (Acc)

SXRV	iShares NASDAQ 100 UCITS ETF USD (Acc)

SXRW	iShares FTSE 100 UCITS ETF GBP (Acc)

SXXEEX	iShares EURO STOXX (DE)

SXXPIEX	iShares STOXX Europe 600 UCITS ETF (DE) EUR (Dist)

TBX1	iShares $ Treasury Bond 0-1yr UCITS ETF MXN Hedged (Acc)

TFLO	iShares Treasury Floating Rate Bond ETF

THD	iShares MSCI Thailand ETF

TI25	iShares iBonds Dec 2025 Term $ Treasury UCITS ETF USD (Acc)

TI5A	iShares $ TIPS 0-5 UCITS ETF USD (Acc)

TI5G	iShares $ TIPS 0-5 UCITS ETF GBP Hedged (Dist)

TI5MX	iShares $ TIPS 0-5 UCITS ETF MXN Hedged (Acc)

TIP	iShares TIPS Bond ETF

TIP5	iShares $ TIPS 0-5 UCITS ETF

TLH	iShares 10-20 Year Treasury Bond ETF

TLT	iShares 20+ Year Treasury Bond ETF

TLTW	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

TP05	iShares $ TIPS 0-5 UCITS ETF

TPSA	iShares $ TIPS UCITS ETF USD (Acc)

TUR	iShares MSCI Turkey ETF

TWOX	iShares Large Cap Accelerated ETF

U03A	iShares $ Treasury Bond 0-3 month UCITS ETF USD (Acc)

UDHY	iShares Broad $ High Yield Corp Bond UCITS ETF USD (Dist)

UEEA	iShares MSCI World SRI UCITS ETF EUR Hedged (Dist)

UEEF	iShares $ High Yield Corp Bond ESG UCITS ETF EUR Hedged (Acc)

UESD	iShares £ Ultrashort Bond ESG UCITS ETF GBP (Dist)

UIFS	iShares S&P 500 Financials Sector UCITS ETF USD (Acc)

Limited

Global Personal Investments Policy

October 30, 2025

UPAB	iShares S&P 500 Paris-Aligned Climate UCITS ETF USD (Acc)

UQAB	iShares S&P 500 Paris-Aligned Climate UCITS ETF USD (Acc)

URTH	iShares MSCI World ETF

US03	iShares $ Treasury Bond 0-3 month UCITS ETF USD (Dist)

USCL	iShares Climate Conscious & Transition MSCI USA ETF

USHY	iShares Broad USD High Yield Corporate Bond ETF

USIG	iShares Broad USD Investment Grade Corporate Bond ETF

USMV	iShares MSCI USA Min Vol Factor ETF

USRT	iShares Core U.S. REIT ETF

USXF	iShares ESG Advanced MSCI USA ETF

VLUE	iShares MSCI USA Value Factor ETF

VOO	VANGUARD INDEX FUNDETF*

VTI	VANGUARD TOTAL STOCK MARKET INDEX*

WENS	iShares MSCI World Energy Sector UCITS ETF USD (Dist)

WHCS	iShares MSCI World Health Care Sector ESG UCITS ETF USD (Dist)

WITS	iShares MSCI World Information Technology Sector ESG UCITS ETF USD (Dist)

WLDS	iShares MSCI World Small Cap UCITS ETF USD (Acc)

WPEA	iShares MSCI World Swap PEA UCITS ETF EUR (Acc)

WQDS	iShares MSCI World Quality Dividend UCITS ETF USD (Dist)

WQDV	iShares MSCI World Quality Dividend UCITS ETF USD (Dist)

WSML	iShares MSCI World Small Cap UCITS ETF USD (Acc)

XAW	iShares Core MSCI All Country World ex Canada Index ETF

XBAL	iShares Core Balanced ETF Portfolio

XBB	iShares Core Canadian Universe Bond Index ETF

XCB	iShares Core Canadian Corporate Bond Index ETF

XCH	iShares China Index ETF

XCS	iShares S&P/TSX SmallCap Index ETF

XEB	iShares J.P. Morgan USD Emerging Markets Bond Index ETF (CAD-Hedged)

XEC	iShares Core MSCI Emerging Markets IMI Index ETF

XEF	iShares Core MSCI EAFE IMI Index ETF

XEI	iShares S&P/TSX Composite High Dividend Index ETF

XEQT	iShares Core Equity ETF Portfolio

XFH	iShares Core MSCI EAFE IMI Index ETF (CAD-Hedged)

XFLB	iShares Core Canadian 15+ Year Federal Bond Index ETF

XGB	iShares Core Canadian Government Bond Index ETF

Limited

Global Personal Investments Policy

October 30, 2025

XGD	iShares S&P/TSX Global Gold Index ETF

XGGB	iShares Global Government Bond Index ETF (CAD-Hedged)

XGRO	iShares Core Growth ETF Portfolio

XHC	iShares Global Healthcare Index ETF (CAD-Hedged)

XHY	iShares U.S. High Yield Bond Index ETF (CAD-Hedged)

XIC	iShares Core S&P/TSX Capped Composite Index ETF

XIGS	iShares 1-5 Year U.S. IG Corporate Bond Index ETF (CAD-Hedged)

XIN	iShares MSCI EAFE Index ETF (CAD-Hedged)

XIU	iShares S&P/TSX 60 Index ETF

XLB	iShares Core Canadian Long Term Bond Index ETF

XMA	iShares S&P/TSX Capped Materials Index ETF

XMC	iShares S&P U.S. Mid-Cap Index ETF

XMD	iShares S&P/TSX Completion Index ETF

XQQ	iShares NASDAQ 100 Index ETF (CAD-Hedged)

XRB	iShares Canadian Real Return Bond Index ETF

XSB	iShares Core Canadian Short Term Bond Index ETF

XSEM	iShares ESG Aware MSCI Emerging Markets Index ETF

XSH	iShares Core Canadian Short Term Corporate Bond Index ETF

XSP	iShares Core S&P 500 Index ETF (CAD-Hedged)

XSPC	iShares S&P 500 3% Capped Index ETF (CAD-Hedged)

XSTH	iShares 0-5 Year TIPS Bond Index ETF (CAD-Hedged)

XSTP.U	iShares 0-5 Year TIPS Bond Index ETF

XSU	iShares U.S. Small Cap Index ETF (CAD-Hedged)

XT	iShares Exponential Technologies ETF

XTLH	iShares 20+ Year U.S. Treasury Bond Index ETF (CAD-Hedged)

XTLT.U	iShares 20+ Year U.S. Treasury Bond Index ETF

XTOT	iShares Core S&P Total U.S. Stock Market Index ETF

XUH	iShares Core S&P U.S. Total Market Index ETF (CAD-Hedged)

XUS	iShares Core S&P 500 Index ETF

XUU	iShares Core S&P U.S. Total Market Index ETF

XWD	iShares MSCI World Index ETF

ZA30	iShares S&P 500 ESG UCITS ETF USD (Acc)

Limited